[LOGO] WESTCORE FUNDS                         Annual Report


                               [PHOTO]

Westcore Equity Funds                                           May 29, 1998

                         Westcore MIDCO Growth Fund
                         Westcore Blue Chip Fund
                         Westcore Small-Cap Opportunity Fund
                         Westcore Growth and Income Fund

Westcore Bond Funds

                         Westcore Intermediate-Term Bond Fund
                         Westcore Long-Term Bond Fund
                         Westcore Colorado Tax-Exempt Fund

                                     [LOGO]

                                                                    May 29, 1998

DEAR FELLOW SHAREHOLDER:
    Another year, another record! Both the U.S. economy and the U.S. financial markets continue to add to the length and magnitude of their amazing results. Since our last annual report the Dow Jones Industrial Average has gone up through the 7000, 8000, and, most recently, 9000 levels. Interest rates for this period, as measured by long-term treasury bonds, have declined approximately a full percent from 7% to 6%. The U.S. economy continues to produce above-average growth with low inflation. A year ago we were talking about the deficit approaching its lowest level relative to Gross Domestic Product in 15 years and now the discussion has shifted to budget surpluses. All of this good news has occurred in the face of an economic and financial meltdown in most of Asia.
    Will the record setting environment continue? The clear answer, of course, is no, but there are no signs on the horizon that suggest a near-term change. Low inflation and low interest rates plus low unemployment create strong real-income growth and, combined with the demographically-driven shift to more savings and investments and the technologically-driven improvement in productivity, the ingredients remain in place for this favorable environment to continue for the foreseeable future.
    Nonetheless, record high valuations make the market vulnerable to external shocks, and simple arithmetic suggests that from these levels the returns on stocks and bonds are unlikely to continue at the rates of the last few years. The value of investment research in identifying attractive individual securities and structuring portfolios has never been more important.
                     Better Research Makes the Difference.
    Investment research is an ongoing process and the key to investment performance. At Westcore we offer a variety of funds intended to meet individual investment objectives.
    Thus, at any given time, our research team may be:

    - meeting with company management to assess growth opportunities,

    - poring over complex Securities and Exchange Commission documents and financial statements to assess credit-worthiness to discover corporate credits that are due for upgrades, or

    - building sophisticated quantitative models that help us identify stocks with the value characteristics that historically have led to good performance.
    Research is a combination of discovery and learning. We are always trying to discover the best investment ideas and to learn from market history as well as from our successes and failures.
    The performance of our research-driven approach has resulted in favorable publicity for our funds during the year.

    - Westcore Small-Cap Opportunity Fund appeared in an article titled "Best Funds for Your Goals" by KIPLINGER'S PERSONAL FINANCE MAGAZINE, March 1998.

    - Westcore Blue Chip Fund made a WALL STREET JOURNAL article's (4-21-98) annual short list of stock funds that might appeal to investors who make their own investment decisions.(1)

                       [PICTURE]

This report has been prepared for Westcore shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Photograph subject: Grenadier Mountains and Molas Lake, San Juan Mountains near
Silverton, Colorado                                    Photographer: Eric Wunrow

                                     [LOGO]

    - Westcore Long-Term Bond Fund ranked #3 out of 101 BBB-Rated Bond Funds based on total return for the year ended March 31, 1998 according to Lipper Analytical Services, Inc.(2) (Total return represents past performance. Past performance is not indicative of future results. Without the absorption of fee waivers and expense reimbursements, total return figures would have been lower.)
                                   Year 2000
    The "Year 2000 Issue" arises because most business/financial software written over the past 20 years uses only two digits to specify the date, rather than four. Therefore, on January 1, 2000, unless software is repaired, computers with date-sensitive software programs will recognize the year as "00" and may treat the year as 1900. This could result in computer failure and/or lead to incorrect calculations.
    Westcore Funds has established a Year 2000 Project Team, which is taking steps that it believes are reasonably designed to address the Year 2000 Issue. Westcore utilizes major service providers in the operations of the Funds' business, including the investment adviser, administrator, transfer agent and custodian. While there can be no guarantee these service providers' systems will be converted on a timely basis, steps are being taken with each of the Funds' service providers to evaluate their efforts to address their own Year 2000 situations. At this time, Westcore expects an orderly transition into the 21st Century.
              New Portfolio Manager and New and Improved Services
    During the year Jerry Powers took over as portfolio manager for Westcore Long-Term Bond and Intermediate-Term Bond Funds. Jerry is an experienced portfolio manager with a research background and a history of managing fixed-income portfolios substantially larger than the current Funds. His background is ideally suited to continuing the investment record and style of these two funds.
    Several new services have been introduced. Westcore Funds has made it easy for shareholders to take advantage of changes in tax laws that enhanced the flexibility and tax advantages of IRAs and the new Roth IRAs. We have also added new services to make investing with us easier. Effective August 5, 1998, information on fund prices, yields and performance as well as specific account information, including calendar year-end balances, current account balances and recent transactions will be available 24 hours through the new Westcore Automated Service Line. Purchases, redemptions and exchanges can also be done 24 hours-a-day using Westcore's Automated Service Line or our online Westcore Trans@ction Center.
                             Introducing a New Fund
    I am proud to announce that Westcore is launching a new fund that will be available for investment October 1, 1998. The Fund will seek to maximize long-term capital appreciation by investing primarily in medium-sized companies whose stocks appear to be undervalued. Look for more information in your October prospectus mailing.
    Thank you for investing with us for the long-term, and if you are a new Westcore shareholder -- welcome! We are dedicated to continue meeting your investment objectives through our commitment to investment research.
                         Sincerely,
                         [JACK D. HENDERSON SIGNATURE]
                         [KENNETH V. PENLAND SIGNATURE]

(1) In the WALL STREET JOURNAL article titled "Your Starting Point for Mutual Funds? Here Are 65 of Them in the Annual List", the author started with all 5,174 stock-mutual funds. A series of computer screens using a software program offered by Morningstar Inc. called Morningstar Principia Plus were run. A list of 65 was comprised by excluding the following: funds that charge a sales commission; funds with annual expenses greater than 1.4% or an investment minimum above $5,000; single industry sector or single foreign region funds; global funds that buy both U.S. and foreign stocks; funds with fund-manager tenure averages below five years; and funds that failed to outperform 60% of comparable funds over the past three and five years.
(2) Westcore Long-Term Bond Fund ranked 11th out of 35 funds for the 5-year period ended 3/31/98. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

[JACK D. HENDERSON PHOTO]
                               Jack D. Henderson
                                    CHAIRMAN

[KENNETH V. PENLAND PHOTO]
                            Kenneth V. Penland, CFA
                                   PRESIDENT

       [WESTCORE LOGO]
     Manager's Overview

Westcore MIDCO Growth Fund
FUND OBJECTIVE: SEEKS TO MAXIMIZE LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN MEDIUM-SIZED GROWTH COMPANIES.
                          [TODGER ANDERSON, CFA PHOTO]
                        [TODGER ANDERSON, CFA SIGNATURE]
                              TODGER ANDERSON, CFA
                 PORTFOLIO MANAGER, WESTCORE MIDCO GROWTH FUND
Q: How was Westcore MIDCO Growth Fund's performance this year?
A: The total return for Westcore MIDCO Growth Fund's fiscal year was 15.10% -- in absolute terms, a very satisfying number. However, on a relative basis when this number is compared to the S&P 400 Mid-Cap Index, our results were disappointing. The return on that index was 29.90% for the period.
Q: Why didn't the Fund's return match those of the indices?
A: There are two primary reasons. First, we were underweighted in financial stocks. We believed these stocks were fully valued relative to their growth rates. In fact, they went to new historically high valuations. Second, we were overweighted in healthcare service stocks and these stocks had a tough year.
Q: Didn't some healthcare stocks do well this year?
A: Yes, the very large drug companies such as Pfizer and Merck. Westcore MIDCO Growth Fund focuses on medium-sized growth companies, and the healthcare service stocks in our portfolio did not participate in the advances of drug stocks.
Q: What industry was your best?
A: Specialty Retailing was our best. Our investments in this industry included companies such as Dollar General, Lowe's, TJX Cos., Kohls and Pier One Imports.
Q: Why did Specialty Retailing do so well?
A: Lower interest rates and energy prices left consumers with more money for discretionary spending. And, because consumers felt confident about their jobs they spent a lot on such things as clothing and household items.
Q: Can you give us some background on one of the companies you find particularly interesting?
A: Dollar General is a discount retailer that has developed a successful business strategy to meet the needs of a segment of the population for everyday products that are priced affordably. In addition, the management of this company has re-merchandised its retail locations to emphasize high-margin, high-turnover products. For example, you might find ironing board covers in one of these stores, but you wouldn't find ironing boards because they take longer to move off the shelves.
WESTCORE MIDCO GROWTH FUND
AVERAGE ANNUAL TOTAL RETURNS

                                                                          Since
Period Ended                                    1 Year  5 Year  10 Year   incep.
5/29/98                                         15.10%  14.90%  17.94%    15.54%
6/30/98                                         14.65%  15.85%  17.41%    15.79%

  AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS 8/1/86. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                   Annual Report May 29, 1998

Q: What other stocks did well this year?
A: Two stocks that performed well were America Online and WorldCom. More and more people are connecting to the Internet, and they frequently do this using America Online. The stock began the year at $28 and ended the year at $83. WorldCom is our largest holding. It began the year at $30 and ended the year at $46. Its business is strong and its merger with MCI looks like it will be successful.
Q: What is your outlook for next year?
A: I believe the stock market will continue to move up but perhaps not as much as it has over each of the last few years. Stock prices will probably move up in line with earnings growth, but I do not expect price/earnings ratios to expand.
Q: Why should someone invest -- or stay invested -- in Westcore MIDCO Growth
Fund?
A: Mid-cap stocks may be an attractive sector over the long-term because I believe they have the potential to outperform large-cap stocks, with less volatility than small-caps. This fund can be owned by anyone with a time horizon of three to five years or longer. My two-year old grandson is a MIDCO shareholder, and so am I at age 54 (it's my largest personal holding). As always, it depends on your time-horizon, your tolerance for volatility and your own, individual investment objectives.
Westcore MIDCO Growth Fund
Sector Profile as a Percent of Net Assets for MAY 29, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Cyclical     26.79%
Technology            19.11%
Healthcare            15.15%
Credit Sensitive      13.41%
Services               9.59%
Basic Materials        3.90%
Energy                 2.83%
Capital Goods          2.60%
Consumer Staples       2.40%
Other                  4.22%

Westcore MIDCO Growth Fund
Top 10 Equity Holdings as of May 29, 1998:
/ / WorldCom Inc
/ / Lowe's Companies Inc
/ / USA Networks Inc
/ / Dollar General Corp
/ / Consolidated Stores Corp
/ / Watson Pharmaceuticals Inc
/ / AES Corp
/ / Westwood One Inc
/ / Loewen Group Inc
/ / Forest Laboratories Inc
Comparison of Change in Value of $10,000
Investment in Westcore MIDCO Growth Fund and the S&P 400 Mid-Cap Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       $'s shown in thousands
                                                                        MIDCO Growth Fund    S&P 400 Mid-Cap Index
8/86                                                                                 10,000                  10,000
5/87                                                                                 12,200                  12,622
5/88                                                                                 10,614                  11,810
5/89                                                                                 13,635                  14,974
5/90                                                                                 15,725                  17,463
5/91                                                                                 20,512                  19,522
5/92                                                                                 23,402                  21,447
5/93                                                                                 27,623                  23,935
5/94                                                                                 29,935                  24,954
5/95                                                                                 32,944                  29,980
5/96                                                                                 45,667                  38,491
5/97                                                                                 48,074                  45,477
5/98                                                                                 55,333                  59,079
Please Note: Average Annual Total Returns are for the period ended
5/29/98.
Fund inception date is 8/1/86. Performance calculations are as of the end
of each fiscal year. Past performance is not indicative of future results.

       [WESTCORE LOGO]
     Manager's Overview

Westcore Blue Chip Fund
FUND OBJECTIVE: SEEKS TO MAXIMIZE LONG-TERM
TOTAL RETURN BY INVESTING IN STOCKS OF LARGE COMPANIES HEADQUARTERED IN THE
UNITED STATES.           [VARILYN K. SCHOCK, CFA PHOTO]
                       [VARILYN K. SCHOCK, CFA SIGNATURE]
                             VARILYN K. SCHOCK, CFA
                          PORTFOLIO MANAGER, WESTCORE
                                 BLUE CHIP FUND
Q: How did the Westcore Blue Chip Fund perform relative to its benchmark?
A: The Fund's total return was 29.53%, while the S&P 500 Index was 30.69% for the year ended May 29, 1998. Large growth stocks that trade at higher valuations outperformed large value stocks, which is the emphasis of this Fund. Nevertheless, the Fund outperformed a large value index, the S&P/Barra Value, which consists of the value stocks within the index.
Q: Did you make any sector weighting changes? Why and how did it affect the Fund?
A: We reduced Consumer Staples from a slightly overweighted position to match the index more closely. We increased the Credit Sensitive sector from an underweighted position to a modest overweighting, which contributed to the performance of the Fund.
Q: Did you make any investment strategy changes?
A: Late in the fiscal year, we broadened our universe of permissible investments to include the largest 500 of the Russell 1000 Index as well as all stocks in the S&P 500 Index. This change increased our investment options while still maintaining the emphasis on blue chip stocks. It also allowed us to include stocks that do not pay dividends. We believe that this change is likely to benefit shareholders and is more comparable to the benchmark, the S&P 500 Index.
Q: How is your investment strategy working?
A: The Fund's strategy is working well against its large-cap value peers while matching or slightly lagging the S&P 500 Index. It is working well relative to peers because we focus on owning undervalued stocks with improving businesses rather than owning "deep discount" stocks that may be very cheap but have deteriorating businesses or stock prices that may stay flat for an extended period of time.
Q: How did the economy affect the performance of the Fund?
A: Low interest rates have produced rising profitability for financial stocks and soaring stock prices. As financials typically have lower valuations, they have been a strong contributor to the performance of the Fund. The economic and financial trouble in Asia halted what appeared to be the building of a nice advance for basic industry stocks.
Q: Do you have any stories about how your research process added value to the Fund?
A: Unisys, a mainframe computer company, was a stock our quantitative work identified as having an attractive valuation and a business that was beginning to turn around after many years of slowing revenues and declining earnings. We purchased the stock when the company's earnings were exceeding Wall Street's expectations, and our analysis showed business was improving. It is an example of our quantitative research combined with experienced judgment identifying a stock at the right time, and the stock has nearly doubled in price since we acquired it in September 1997.
WESTCORE BLUE CHIP FUND
AVERAGE ANNUAL TOTAL RETURNS

                                                                    10
Period Ended                                        1 Year  5 Year  Year    Since incep.
5/29/98                                             29.53%  20.84%  16.42%  16.42%
6/30/98                                             28.15%  21.18%  16.54%  16.39%

  AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS 6/1/88. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                   Annual Report May 29, 1998

Q: What is the outlook for the Fund?
A: The outlook for the Fund seems favorable at this time. Volatility that financial markets may experience due to the unfolding Asian situation suggests that stock picking may become increasingly important. So long as interest rates are low and U.S. consumers and market participants remain optimistic, investing in U.S. stocks should continue to produce attractive returns.
Q: What kind of investor is the Fund right for?
A: I like to think of the Westcore Blue Chip Fund as a "core holding" in the equity portion of an investor's portfolio. Investors who are new to investing in equities may benefit from a value strategy and may appreciate the recognizable names in the Westcore Blue Chip Fund.
Westcore Blue Chip Fund
Sector Profile as a Percent of Net Assets for MAY 29, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Credit Sensitive      27.99%
Consumer Cyclical     13.46%
Healthcare            12.29%
Capital Goods         10.90%
Consumer Staples      10.46%
Technology             8.65%
Basic Materials        7.48%
Energy                 5.55%
Other                  3.22%

Westcore Blue Chip Fund
Top 10 Equity Holdings as of May 29, 1998:
/ / Dayton Hudson Corp
/ / Rite Aid Corp
/ / Travelers Group Inc
/ / Schering-Plough Corp
/ / Carnival Corp
/ / Becton Dickinson & Co
/ / Unisys Corp
/ / Equitable Companies Inc
/ / United Technologies Corp
/ / McKesson Corp
Comparison of Change in Value of $10,000
Investment in Westcore Blue Chip Fund and the
S&P 500 Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                      Blue Chip Fund   S&P 500 Index
6/88                                                                           10,000          10,000
5/89                                                                           11,657          12,679
5/90                                                                           13,025          14,786
5/91                                                                           14,729          16,530
5/92                                                                           16,205          18,159
5/93                                                                           18,088          20,266
5/94                                                                           18,653          21,129
5/95                                                                           22,202          25,385
5/96                                                                           27,666          32,592
5/97                                                                           34,383          42,174
5/98                                                                           44,537          55,117
Please Note: Average Annual Total Returns are for the period ended
5/29/98.
Fund inception date is 6/1/88. Performance calculations are as of the end
of each fiscal year. Past performance is not indicative of future results.

       [WESTCORE LOGO]
     Manager's Overview

Westcore Small-Cap Opportunity Fund
FUND OBJECTIVE: SEEKS TO MAXIMIZE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENTS IN DOMESTIC AND FOREIGN EQUITY SECURITIES OF SMALL-CAPITALIZATION COMPANIES.
                         [VARILYN K. SCHOCK, CFA PHOTO]
                       [VARILYN K. SCHOCK, CFA SIGNATURE]
                             VARILYN K. SCHOCK, CFA
                          PORTFOLIO MANAGER, WESTCORE
                           SMALL-CAP OPPORTUNITY FUND
Q: Westcore Small-Cap Opportunity Fund had a good year relative to its benchmark, the Russell 2000 Index. To what do you attribute this good performance?
A: Yes, the Fund returned 30.40% compared to 21.24% for the Russell 2000 Index. We had strong stock selection in several areas -- foods, consumer cyclicals, services, financials, energy and transportation.
Q: Did sector weightings change in the Fund?
A: Generally, our investment philosophy is to keep economic sector weights in the Fund similar to those in the Russell 2000 Index. However, we did increase our weighting in the financial area somewhat, which enhanced the return of the Fund. We also added high yielding REITs (Real Estate Investment Trusts).
Q: How did the economy affect the performance of the Fund?
A: A strong economy produced rising profits, which benefited many of our businesses.
Q: Can you share an example of how your investment processes added value this year?
A: Timberland is a company that makes brown leather casual shoes. This product is in favor in the marketplace, while the popularity of expensive athletic shoes is declining. When well-known athletic shoe makers announced earnings disappointments, Timberland stock declined in sympathy with the overall industry. Our quantitative analysis identified the stock as attractively priced. We purchased the stock and the market relatively quickly corrected the error, producing a positive return for the Fund. Our proprietary valuation models are designed to identify a pricing opportunity such as this before the market corrects it.
Q: What other stocks performed well?
A: When Cato Corporation's namesake, John Cato, returned to lead this women's apparel retailer, he improved merchandising of apparel and sales began to improve and earnings to pick up. We discovered the stock early and it is now up over 100% since the Fund acquired it in July 1997. Another stock that was priced low and identified early was Varlen Corporation whose truck manufacturing business is exceeding everyone's expectations. Varlen Corp. is up over 85% since we added it to the portfolio in July 1997.
WESTCORE SMALL-CAP OPPORTUNITY FUND
AVERAGE ANNUAL TOTAL RETURNS

                                                                    10
Period Ended                                        1 Year  5 Year  Year    Since incep.
5/29/98                                             30.40%  NA      NA      20.16%
6/30/98                                             24.23%  NA      NA      20.00%

  AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS 12/28/93. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                   Annual Report May 29, 1998

Q: Why is the value approach to investing working for this Fund?
A: It makes intuitive sense and it is backed by research that demonstrates when you buy mispriced stocks -- inexpensive stocks with improving businesses -- good things can happen.
Q: What type of investor might the Westcore Small-Cap Opportunity Fund be right for?
A: We believe that the small-cap sector of the market has the potential to perform better on average than large- and mid-cap sectors over time and that the value approach may reduce volatility. Investors with a long-term investment horizon who desire diversification into small-cap stocks may find this Fund particularly interesting.
Westcore Small-Cap Opportunity Fund
Sector Profile as a Percent of Net Assets for MAY 29, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Credit Sensitive      25.20%
Consumer Cyclical     23.06%
Basic Materials       12.96%
Capital Goods         10.64%
Consumer Staples       7.94%
Healthcare             5.49%
Technology             5.05%
Services               4.06%
Energy                 2.91%
Other                  2.69%

Westcore Small-Cap Opportunity Fund
Top 10 Equity Holdings as of May 29, 1998:
/ / Cordant Technologies Inc
/ / Texas Industries Inc
/ / ShopKo Stores Inc
/ / Cato Corp -- Class A
/ / Zale Corp
/ / Footstar Inc
/ / Enhance Financial Services Group Inc
/ / Bindley Western Industries Inc
/ / BJ's Wholesale Club Inc
/ / Bel Fuse Inc
Comparison of Change in Value of $10,000
Investment in Westcore Small-Cap Opportunity
Fund and the Russell 2000 Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       $'s shown in thousands
                                                                      Small-Cap Opportunity Fund  Russell 2000 Index
1/94                                                                                     $10,000             $10,000
5/94                                                                                      $9,770              $9,681
5/95                                                                                     $10,566             $10,678
5/96                                                                                     $14,527             $14,518
5/97                                                                                     $16,892             $15,531
5/98                                                                                     $22,027             $18,830
Please Note: Average Annual Total Returns are for the period ended
5/29/98.
Fund inception date is 12/28/93. Performance calculations are as of the end
of each fiscal year. Past performance is not indicative of future results.

       [WESTCORE LOGO]
     Manager's Overview

Westcore Growth and Income Fund
FUND OBJECTIVE: SEEKS TO MAXIMIZE LONG-TERM
TOTAL RETURN BY INVESTING IN EQUITY SECURITIES SELECTED FOR THEIR GROWTH POTENTIAL AND INCOME PRODUCING ABILITIES.
                        [MILFORD H. SCHULHOF, II PHOTO]
                      [MILFORD H. SCHULHOF, II SIGNATURE]
                            MILFORD H. SCHULHOF, II
                          PORTFOLIO MANAGER, WESTCORE
                             GROWTH AND INCOME FUND
Q: How did the Westcore Growth and Income Fund perform against its benchmark, the S&P 500 Index?
A: The Westcore Growth and Income Fund had a total return of 20.74% for the year. This was lower than the 30.69% of the S&P 500 Index -- mainly because large-capitalization stocks continue to dominate the advances in the market. This year the market rewarded the predictability of earnings and liquidity that large companies offered.
    We believe that large-cap stocks may be overvalued, and the earnings growth rates of smaller companies will be stronger than larger companies in the next year. Therefore, we have recently begun to reduce the market-cap size of our holdings. A movement to smaller stocks in the coming year may be inspired if large company earnings were to disappoint investors due to factors such as exposure to foreign markets. The companies we are invested in have strong earnings growth rates that should compare favorably to the average U.S. company in the year ahead.
Q: Did you make any sector weighting changes? Why and how did it affect the Fund?
A: Yes, early in the fiscal year we increased our holdings in Drug stocks -- a move that benefited the portfolio. Significant new products were introduced by companies like Pfizer and Warner Lambert and we invested at the right time to participate in the positive effect this had on their stock prices.
    We also raised our energy sector holdings at the beginning of the year because we expected an increase in energy usage in this healthy economy. A warmer than normal winter this year, due to the El Nino effect, and the Asian slowdown reduced the demand for energy. As a result this group didn't perform as well as expected. However, our underlying evaluation of this sector remains unchanged and we expect improvement in the coming year.
Q: How did the economy affect the performance of the Fund?
A: The strong consumer environment of the last year had a very positive impact on our retail stocks such as Dollar General and Family Dollar. A strong housing market, low interest rates, and healthy consumer balance sheets buoyed building materials stores such as Home Depot and Lowe's. Lower interest rates also had a positive impact on our financial stocks.
WESTCORE GROWTH AND INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS

                                                                    10
Period Ended                                        1 Year  5 Year  Year    Since incep.
5/29/98                                             20.74%  14.17%  13.38%  13.38%
6/30/98                                             16.35%  14.27%  13.04%  13.51%

  AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS 6/1/88. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                   Annual Report May 29, 1998

Q: What is the outlook for the Fund and market?
A: We feel positive about the near-term, because it appears that inflation will stay low and the economy will continue to grow. A positive interest rate environment, an accommodative Federal Reserve, and a healthy consumer environment, among other things, indicate a healthy economy overall, and stocks in general are expected to do well. We believe our holdings are undervalued and will deliver strong earnings growth.
Q: What kind of an investor is the Westcore Growth and Income Fund right for?
A: An investor looking for dividend income and a moderate amount of risk. Also, an investor concerned about capital gains taxation from year-to-year, since we try to minimize the tax effects of buy and sell decisions in the Fund. Overall, we like to think the Westcore Growth and Income Fund is designed for the "middle of the road" investor -- not too conservative and not too aggressive.
Westcore Growth and Income Fund
Sector Profile as a Percent of Net Assets for MAY 29, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Credit Sensitive      38.50%
Consumer Cyclical     16.96%
Services               9.43%
Healthcare             9.05%
Energy                 6.64%
Consumer Staples       5.29%
Technology             3.98%
Basic Materials        3.00%
Capital Goods          2.96%
Other                  4.19%

Westcore Growth and Income Fund
Top 10 Equity Holdings as of May 29, 1998:
/ / AES Corp
/ / Schering-Plough Corp
/ / Loewen Group Inc
/ / Omnicom Group Inc
/ / Frontier Insurance Group Inc
/ / WorldCom Inc
/ / Hartford Life Inc -- Class A
/ / Household International Inc
/ / Lowe's Companies Inc
/ / Camco International Inc

Comparison of Change in Value of $10,000
Investment in Westcore Growth and Income Fund and the S&P 500 Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           $'s shown in thousands

                                                                                Growth and Income Fund   S&P 500 Index
6/1/88                                                                                         $10,000         $10,000
5/31/89                                                                                        $11,836         $12,679
5/31/90                                                                                        $13,562         $14,786
5/31/91                                                                                        $14,792         $16,530
5/31/92                                                                                        $16,880         $18,159
5/31/93                                                                                        $18,469         $20,266
5/31/94                                                                                        $18,785         $21,129
5/31/95                                                                                        $19,485         $25,385
5/31/96                                                                                        $24,795         $32,592
5/31/97                                                                                        $29,682         $42,174
5/31/98                                                                                        $35,838         $55,117
Please Note: Average Annual Total Returns are for the period ended 5/29/98.
Fund
inception date is 6/1/88. Performance calculations are as of the end of each fiscal year.
Past performance is not indicative of future results.

       [WESTCORE LOGO]
     Manager's Overview

Westcore Intermediate-
Term Bond Fund
FUND OBJECTIVE: SEEKS CURRENT INCOME WITH LESS VOLATILITY OF PRINCIPAL BY INVESTING PRIMARILY IN INVESTMENT GRADE BONDS. THE FUND EXPECTS TO HAVE
AN AVERAGE DOLLAR-WEIGHTED MATURITY OF BETWEEN 3 AND
6 YEARS.                 [JEROME R. POWERS, CFA PHOTO]
                       [JEROME R. POWERS, CFA SIGNATURE]
                             JEROME R. POWERS, CFA
                          PORTFOLIO MANAGER, WESTCORE
                          INTERMEDIATE-TERM BOND FUND
Q: Tell us about the Fund's performance.
A: The Westcore Intermediate-Term Bond Fund had a total return of 8.88% for the year ended May 29, 1998. This was slightly higher than the 8.84% return for the Fund's benchmark, the Lehman Brothers Intermediate-Term Government/Corporate Bond Index.
Q: Why did the Fund outpace its benchmark?
A: Our large exposure to the corporate sector of the bond market enhanced our performance, because intermediate-term corporate bonds provided more yield than was available in government securities. The decline in interest rates enhanced the total return and modestly enhanced the return relative to the benchmark since we generally maintained a slightly longer-maturity portfolio.
Q: How did the economy affect your performance?
A: The robust economic growth strengthened the already strong fundamental position of many of our corporate holdings. At the same time, the low inflation numbers allowed intermediate-term interest rates to continue to drop.
Q: Why do you have such a significant emphasis on corporate bonds?
A: The emphasis on corporate bonds originates from the belief that their higher yields generate sufficiently higher returns to offset their higher risk. As in all Westcore Funds, research is critical. Opportunities to add value through research are abundant in corporate bonds where the underlying credit fundamentals will determine the return over an economic cycle.
Q: What does the near-term economic environment look like?
A: The economy is beginning to show some signs of slower growth, but remains in extremely strong condition. Unemployment is at very low levels, and wage increases are trending modestly higher. Fears of weakness in our domestic economy due to the serious economic problems being suffered in Asia limit any desire by the Federal Reserve to increase interest rates.
WESTCORE INTERMEDIATE-
TERM BOND FUND
AVERAGE ANNUAL TOTAL RETURNS

                                                                      10
Period Ended                                        1 Year   5 Year   Year     Since incep.
5/29/98                                             8.88%    5.86%    7.83%    7.83%
6/30/98                                             8.48%    5.69%    7.77%    7.83%

  AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS 6/1/88. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                   Annual Report May 29, 1998

Q: What type of investor would be interested in the Westcore Intermediate-Term Bond Fund?
A: This Fund may be appropriate for many types of investors, including those seeking to reduce their portfolios' exposure to equities by investing in a fixed-income fund or those seeking to preserve the portfolio gains they have accumulated over the last few years by re-balancing their overall portfolio to include more fixed-income exposure.
Westcore Intermediate-Term Bond Fund
Sector Profile as a Percent of Net Assets for MAY 29, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

US Government Treasuries     30.18%
Industrial                   24.73%
Financial                    18.46%
Asset-Backed,
Collateralized
Mortgage Obligations, &
Mortgage-Backed
Securities                   13.84%
Transportation                7.10%
Utilities                     3.02%
Other                         2.67%

Westcore Intermediate-Term Bond Fund
Top 10 Fixed-Income Holdings as of May 29, 1998:
/ / U.S. Treasury Notes*
/ / FHLMC GP#000336, 6.000%, 10/01/24
/ / FNMA Pass-Through Pool #362443, 6.500%, 12/01/08
/ / Walt Disney Co, 6.375%, 03/30/01
/ / Rockwell International Corp, 6.625%, 06/01/05
/ / Aetna Services Inc, 7.125%, 08/15/06
/ / Time Warner Entertainment Co, 9.625%, 05/01/02
/ / Cox Communications Inc, 6.375%, 06/15/00
/ / GNMA Pool #780019, 9.50%, 11/15/09
/ / TKR Cable Inc, 10.50%, 10/30/07
*Please Note: "U.S. Treasury Notes" is a grouping of all U.S. Treasury Note issues held in the portfolio as of May 29, 1998.
Comparison of Change in Value of $10,000
Investment in Westcore Intermediate-Term Bond
Fund and the Lehman Brothers Intermediate
Government/Corporate Bond Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        $'s shown in thousands
                                                                         Intermediate-Term  Lehman Brothers Intermediate
                                                                                             Government/Corporate Bond
                                                                            Bond Fund                  Index
6/1/88                                                                            $10,000                         $10,000
5/31/89                                                                           $10,884                         $10,923
5/31/90                                                                           $11,735                         $11,915
5/31/91                                                                           $12,709                         $13,335
5/31/92                                                                           $14,287                         $14,881
5/31/93                                                                           $16,024                         $16,429
5/31/94                                                                           $16,040                         $16,643
5/31/95                                                                           $17,473                         $18,248
5/31/96                                                                           $18,217                         $19,087
5/31/97                                                                           $19,571                         $20,496
5/31/98                                                                           $21,308                         $22,307
Please Note: Average Annual Total Returns are for the period ended
5/29/98. Fund
inception date is 6/1/88. Performance calculations are as of the end of each fiscal year.
Past performance is not indicative of future results.

       [WESTCORE LOGO]
     Manager's Overview

Westcore Long-Term Bond Fund
FUND OBJECTIVE: SEEKS TO MAXIMIZE LONG-TERM
TOTAL RATE OF RETURN BY INVESTING PRIMARILY IN INVESTMENT GRADE BONDS. THE FUND EXPECTS TO HAVE AN AVERAGE DOLLAR-WEIGHTED MATURITY OF AT LEAST 10 YEARS.
                         [JEROME R. POWERS, CFA PHOTO]
                       [JEROME R. POWERS, CFA SIGNATURE]
                             JEROME R. POWERS, CFA
                          PORTFOLIO MANAGER, WESTCORE
                              LONG-TERM BOND FUND
Q: How did the Fund perform against its benchmark?
A: The Westcore Long-Term Bond Fund had a total return of 16.63% for the year ended May 29, 1998. This was lower relative to the 18.24% return on the Fund's benchmark, the Lehman Brothers Long-Term Government/Corporate Bond Index. On an absolute return basis, however, this was a very strong return.
Q: What factors influenced the Fund's return?
A: Total return was helped by the decline in interest rates created by a very strong economy. Our performance was less than the index since the maturity of the Fund was slightly shorter than the benchmark. Our heavy emphasis on corporate bonds in the long-term portfolio weakened our performance in comparison to the benchmark. This was due to the market's anticipation that Asian economic problems would cause weakness in U.S. companies. Longer maturity corporate bonds underperformed government bonds in this period. Despite this recent weakness, we remain committed to our emphasis on corporate bonds. We believe the opportunity to use our experience and exceptional research skills in the corporate sector can add value to the Fund over the long-term.
Q: What economic environment were you working in?
A: The low inflation numbers drove long-term interest rates lower in spite of a stable Federal Reserve policy. Market participants for years have been expecting an increase in inflation, but it has failed to materialize in spite of a very robust economy with tremendous job growth. This strong economy can, in part, be credited to productivity improvements companies have achieved by capital investments.
WESTCORE LONG-TERM BOND FUND
AVERAGE ANNUAL TOTAL RETURNS

                                                                      10
Period Ended                                        1 Year   5 Year   Year     Since incep.
5/29/98                                             16.63%   8.52%    10.55%   10.55%
6/30/98                                             16.71%   8.19%    10.51%   10.66%

  AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS 6/1/88. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                   Annual Report May 29, 1998

Q: What type of investor would the Westcore Long-Term Bond Fund be right for?
A: This Fund has a higher degree of volatility than one might expect from a fixed-income fund, due to the longer maturity. This makes it a potentially attractive fund for investors who believe interest rates will move lower due to inflation remaining low, the reduction in government debt issuance and the general demand for financial assets. It can also be a diversifying asset for those concerned they have an overexposure to the equity market. The greater volatility may be appropriate for investors with a long-term investment horizon who can withstand shorter-term fluctuation in the Fund's net asset value. Westcore Long-Term Bond Fund
Sector Profile as a Percent of Net Assets for MAY 29, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

US Government Treasuries       43.03%
Financial                      19.58%
Industrial                     19.31%
Transportation                  5.92%
Asset-Backed,
Collateralized
Mortgage Obligations, &
Mortgage-Backed Securities      4.01%
Utilities                       3.99%
Other                           4.16%

Westcore Long-Term Bond Fund
Top 10 Fixed-Income Holdings as of May
29, 1998
/ / US Treasury Bonds*
/ / US Treasury Strips*
/ / Long Island Lighting Co, 7.125%,
    06/01/05
/ / Lincoln National Corp, 9.125%,
    10/01/24
/ / TCI Communications Inc, 8.000%,
    08/01/05
/ / Kmart Corp, 7.950%, 02/01/23
/ / Borden Inc, 7.875%, 02/15/23
/ / AMR Corp, 10.00%, 04/15/21
/ / Lubrizol Corp, 7.25%, 06/15/25
/ / US Treasury Note, 7.00%, 07/15/06
*Please Note: "U.S. Treasury Bonds" is
a grouping of all U.S. Treasury Bond
issues and "U.S. Treasury Strips" is a
grouping of all U.S. Treasury Strip
issues held in the portfolio as of May
29, 1998.
Comparison of Change in Value of $10,000
Investment in Westcore Long-Term Bond Fund and the Lehman Brothers Long-Term
Government/Corporate Bond Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           $'s shown in thousands
                                                                                                             Lehman Brothers
                                                                                                     Long-Term Government/Corporate
                                                                               Long-Term Bond Fund             Bond Index
6/1/88                                                                                      $10,000                          $10,000
5/31/89                                                                                     $11,376                          $11,604
5/31/90                                                                                     $12,179                          $12,575
5/31/91                                                                                     $13,625                          $14,154
5/31/92                                                                                     $15,538                          $16,107
5/31/93                                                                                     $18,242                          $18,836
5/31/94                                                                                     $18,196                          $18,806
5/31/95                                                                                     $20,811                          $21,991
5/31/96                                                                                     $21,521                          $22,613
5/31/97                                                                                     $23,544                          $24,723
5/31/98                                                                                     $27,459                          $29,232
Please Note: Average Annual Total Returns are for the period ended 5/29/98.
Fund
inception date is 6/1/88. Performance calculations are as of the end of each fiscal year.
Past performance is not indicative of future results.

       [WESTCORE LOGO]
     Manager's Overview

Westcore Colorado Tax-Exempt Fund
FUND OBJECTIVE: SEEKS TO PROVIDE INCOME EXEMPT FROM BOTH FEDERAL AND COLORADO STATE PERSONAL INCOME TAXES BY EMPHASIZING COLORADO MUNICIPAL BONDS WITH
INTERMEDIATE MATURITIES.    [ROBERT O. LINDIG PHOTO]
                          [ROBERT O. LINDIG SIGNATURE]
                                ROBERT O. LINDIG
                          PORTFOLIO MANAGER, WESTCORE
                            COLORADO TAX-EXEMPT FUND
Q: How did the Westcore Colorado Tax-Exempt Fund perform this year?
A: During the year ended May 29, 1998, the Fund had a total return of 7.32% compared to the Lehman Brothers 10-Year Municipal Bond Index total return of 9.28%. Based on the high quality and insured bond emphasis of the Fund, this shortfall is not unexpected in the current interest rate environment. The Lehman Brothers 10-Year Municipal Bond Index measures a national universe of municipal issues as opposed to a single-state fund. In addition, the quality ratings within the Index are lower than those of the Fund. These factors contributed to the shortfall.
Q: Can you explain how you approach management of the Fund?
A: The goal of Westcore Colorado Tax-Exempt Fund is to seek federal and Colorado state tax-exempt income consistent with safety and stability of principal. This objective results in the selection of high-quality and insured bonds with a taxable equivalent yield differential that is attractive in comparison to U.S. Treasury issues with similar maturities. By emphasizing intermediate-term maturities, the Fund reduces the interest rate risk volatility normally present in a long-term fund. Additionally, the Fund maintains a low portfolio turnover ratio to minimize the tax effect of capital gains and losses.
Q: Although total return is not your primary goal, are you taking any steps to improve the tax-exempt yield and income in the current market environment?
A: Yes, the Fund has started to add higher coupon bonds with longer maturities (10-15 years) and intermediate (5-8 years) call features. This type of bond is intended to increase current tax-exempt income as well as yield to maturity -- because if they are not called for payment on the call date, we obtain a longer stream of income and a higher yield to maturity. In addition, to augment current income levels the Fund is concentrating on purchasing "full coupon" premium bonds that are non-callable.
Q: The assets of the Fund have tripled over the last three years. To what do you attribute this growth and how has it affected your management of the Fund?
A: We believe Colorado investors have discovered a high-quality, double tax-exempt fund with no loads, no 12b-1 fees and a low expense ratio as compared to other Colorado tax-exempt bond funds. The growth has not changed our management of the Fund -- we continue to add high quality issues to the portfolio. Insured and escrowed bonds collectively represented 84% of the Fund portfolio as of May 29, 1998, whereas Aaa/AAA issues represented only 53% of the Lehman Brothers 10-Year Municipal Bond Index. We diversify the types of municipal projects we invest in, such as school districts, fire protection districts, general obligation hospitals, sales and use tax revenue and water/sewer and sanitation systems. In addition, we geographically divide the holdings, and on May 29, 1998 the Fund held over 120 different Colorado issues. Our geographic exposure mirrors the population concentration of the state:
    Front Range: 74.53% Western Slope: 22.94% Eastern Plains: 2.53%
WESTCORE COLORADO TAX-EXEMPT FUND
AVERAGE ANNUAL TOTAL RETURNS

                                                                      10
Period Ended                                        1 Year   5 Year   Year     Since incep.
5/29/98                                             7.32%    5.61%    NA       6.65%
6/30/98                                             6.71%    5.36%    NA       6.61%

  AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS 6/1/91. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                   Annual Report May 29, 1998

Q: What was the market environment like for investment-grade bonds this year?
A: During the Fund's fiscal year, the demand for investment-grade municipal securities was relatively balanced against the available bond supply. The 20 GO Bond Buyer Index, a standard for evaluating overall municipal market trends, declined to 5.13% on May 29, 1998 from 5.63% on May 28, 1997.
Q: To what type of investor would this Fund be attractive?
A: First and foremost the Fund seeks to offer double tax-exempt income to Colorado residents -- so they do not pay federal or Colorado state income tax on the income generated by the Fund. It seeks to provide double tax-exempt income while striving for safety and stability of principal through its emphasis on intermediate maturities and high-quality, insured issues. As of May 29, 1998, the average maturity of the Fund's portfolio was 9.34 years. As such, it may be a desirable fund for a core portion of the portfolio for more conservative or tax conscious, income-seeking Colorado investors.
Westcore Colorado Tax-Exempt Fund
Top 10 Municipal Bond Holdings as of May 29, 1998:
/ / Boulder & Gilpin Counties, Boulder Valley School District No Re-2, GO,
    5.00%, 12/01/11, Optional 12/01/07 @ 101.00, FGIC
/ / Goldsmith Metropolitan District, Arapahoe & Denver Counties GO, 6.50%,
    12/01/03, Optional 12/01/99 @ 101.00, MBIA
/ / Boulder County Open Space Sales & Use Tax Revenue, 5.75%, 12/15/04, FGIC
/ / Jefferson County School Dist R-1, GO, 5.90%, 12/15/04, Prerefunded 12/15/02
    @ 101.00, 10/15/92, AMBAC
/ / Weld County Certificate of Participation Correctional Facilities, Lease
    Purchase Agreement Revenue, 5.35%, 08/01/10, Optional anytime @ 100.00, MBIA / / Municipal Subdistrict, Northern Colorado Water Conservancy District Water
    Revenue, 5.85%, 12/01/02, AMBAC
/ / El Paso County School District No 11, GO, 5.50%, 12/01/14, Optional 12/01/07
    @ 103.00
/ / Adams County School District No 14, GO, 5.30%, 12/01/09, Optional 12/01/07 @
    101.00, FSA
/ / Mesa County Sewer Revenue, 5.85%, 11/01/05, Optional 11/01/02 @ 100.00, FGIC / / Boulder, Boulder County Water & Sewer Revenue, 5.50%, 12/01/11, Optional
    12/01/06 @ 100.00

                                                      Westcore Colorado
Westcore Colorado          Westcore Colorado          Tax-Exempt
Tax-Exempt Fund            Tax-Exempt Fund            Fund Stated Maturities
Sector Profile as a        Quality Analysis Profile   Profile as a Percent of
Percent of Net Assets for  as a Percent of Par Value  Par Value
MAY 29, 1998               for MAY 29, 1998           for MAY 29, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

General Obligation Bonds      58.60%
Revenue Bonds                 29.45%
Certificates of
Participation                  4.49%
Other                          7.46%
Aaa (Insured)                 80.06%
Aa                            13.72%
Escrowed to Maturity           3.43%
Aa1/AA                         2.08%
Aaa                            0.71%
11 to 15 year                 37.11%
6 to 10 year                  31.13%
1-5 year                      19.66%
16 to 20 year                 12.10%

Comparison of Change in Value of $10,000 Investment in Westcore Colorado Tax-Exempt Fund and the Lehman Brothers 10-Year Municipal Bond Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           $'s shown in thousands
                                                                                  Colorado       Lehman Brothers 10-Yr.
                                                                               Tax-Exempt Fund    Municipal Bond Index
6/1/91                                                                                  $10,000                 $10,000
5/31/92                                                                                 $10,836                 $10,982
5/31/93                                                                                 $11,949                 $12,297
5/31/94                                                                                 $12,334                 $12,601
5/31/95                                                                                 $13,217                 $13,781
5/31/96                                                                                 $13,741                 $14,411
5/31/97                                                                                 $14,629                 $15,606
5/31/98                                                                                 $15,699                 $17,054
Please Note: Average Annual Total Returns are for the period ended 5/29/98.
Fund
inception date is 6/1/91. Performance calculations are as of the end of each fiscal year.
Past performance is not indicative of future results.

    [WESTCORE LOGO]
     Definition of Indices

                    STANDARD & POOR'S 500 INDEX is a broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.
                    STANDARD & POOR'S BARRA VALUE INDEX is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Index that have low price-to-book ratios. The index was developed with a base value of 35 as of December 31, 1974. The index is rebalanced semi-annually on January 1 and July 1. It is designed so that approximately 50% of the S&P 500 Index market capitalization is in the Value Index. It is an unmanaged index.
                    STANDARD & POOR'S BARRA GROWTH INDEX is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Index that have high price-to-book ratios. The index was developed with a base value of 35 as of December 31, 1974. The index is rebalanced semi-annually on January 1 and July 1. It is designed so that approximately 50% of the S&P 500 Index market capitalization is in the Growth Index. It is an unmanaged index.
                    STANDARD & POOR'S 400 MID-CAP INDEX is a broad-based measurement of changes in stock-market conditions based on the average performance of 400 middle capitalization issues. It is an unmanaged index.
                    RUSSELL 2000 INDEX represents the bottom two-thirds of the largest 3,000 publicly traded companies domiciled in the United States. Only common stocks are included in the index; in the case of multiple classes of stock, generally only one is allowed. It is an unmanaged index.
                    THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX includes fixed rate debt issues rated investment grade or higher by Moody's Investors Services, Standard & Poor's Corporation or Fitch Investor's Service, in order. Intermediate indices include bonds with maturities of up to ten years. It is an unmanaged index.
                    THE LEHMAN BROTHERS LONG-TERM GOVERNMENT/CORPORATE BOND INDEX includes fixed rate debt issues rated investment grade or higher by Moody's Investors Services, Standard & Poor's Corporation or Fitch Investor's Service, in order. Long-term indices include bonds with maturities of ten years or longer. It is an unmanaged index.
                    THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX includes investment-grade (Moody's Investor Services Aaa to Baa, Standard & Poor's Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years. It is an unmanaged index.

    STATEMENTS OF            WESTCORE FUNDS ANNUAL
    INVESTMENTS                      REPORT                      MAY 29, 1998

WESTCORE MIDCO GROWTH FUND
May 29, 1998

 Shares or
 Principal                                                Market
  Amount                                                   Value
-----------                                            -------------
        COMMON STOCKS 95.78%
--------------------------------------------------------------------
          BASIC MATERIALS 3.90%
--------------------------------------------------------------------
             Chemicals 1.77%
--------------------------------------------------------------------
     60,200  Avery Dennison Corp                       $   3,119,113
    102,600  Crompton & Knowles Corp                       2,763,787
     57,600  Cytec Industries Inc**                        2,822,400
     69,100  W. R. Grace & Co                              1,282,669
                                                       -------------
                                                           9,987,969
                                                       -------------

             Distribution .50%
--------------------------------------------------------------------
     57,100  Fastenal Co                                   2,826,450
                                                       -------------
             Metals .50%
--------------------------------------------------------------------
    182,700  National Steel Corp - Class B                 2,877,525
                                                       -------------

             Paper & Packaging .49%
--------------------------------------------------------------------
     54,200  Bowater Inc                                   2,743,875
                                                       -------------
             Transportation .64%
--------------------------------------------------------------------
     42,300  US Airways Group Inc**                        2,961,000
     21,200  US Freightways Corp                             667,800
                                                       -------------
                                                           3,628,800
                                                       -------------
TOTAL BASIC MATERIALS
  (Cost $22,451,608)                                      22,064,619
                                                       -------------

          CAPITAL GOODS 2.60%
--------------------------------------------------------------------
             Aerospace & Defense .89%
--------------------------------------------------------------------
    118,500  Gulfstream Aerospace Corp**                   5,036,250
                                                       -------------
             Engineering & Construction .26%
--------------------------------------------------------------------
     33,300  Ionics Inc**                                  1,490,175
                                                       -------------

             Office Products .82%
--------------------------------------------------------------------
    274,100  US Office Products Co**                       4,642,569

 Shares or
 Principal                                                Market
  Amount                                                   Value
-----------                                            -------------

             Other Capital Goods .63%
--------------------------------------------------------------------
     74,200  MSC Industrial Direct Co Inc - Class A**  $   1,980,213
     60,500  Rental Service Corp**                         1,569,218
                                                       -------------
                                                           3,549,431
                                                       -------------
TOTAL CAPITAL GOODS
  (Cost $13,657,669)                                      14,718,425
                                                       -------------

          CONSUMER CYCLICALS 26.79%
--------------------------------------------------------------------
             Automotive 1.06%
--------------------------------------------------------------------
    101,200  Gentex Corp **                                3,706,450
     42,400  Lear Corp**                                   2,263,100
                                                       -------------
                                                           5,969,550
                                                       -------------

             Building Related 1.52%
--------------------------------------------------------------------
     97,800  Furniture Brands International Inc**          2,885,100
     76,100  Interface Inc                                 2,982,169
     53,500  Leggett & Platt Inc                           2,688,375
                                                       -------------
                                                           8,555,644
                                                       -------------

             Consumer Products 1.54%
--------------------------------------------------------------------
     86,300  Mattel Inc                                    3,268,613
    113,100  Newell Co                                     5,457,075
                                                       -------------
                                                           8,725,688
                                                       -------------

             Hotels - Restaurants - Leisure .37%
--------------------------------------------------------------------
     67,200  Four Seasons Hotels Inc                       2,100,000
                                                       -------------

             Media - Publishing - Cable 8.07%
--------------------------------------------------------------------
     78,500  CBS Corp**                                    2,492,375
    102,300  Chancellor Media Corp**                       4,277,419
     48,800  Clear Channel Communications Inc**            4,678,700
     72,000  Comcast Corp - Special Class A                2,468,254
 Shares or
 Principal                                                Market
  Amount                                                   Value
-----------                                            -------------
    196,100  Tele-Communications Inc - Liberty Media
             Group - Class A**                         $   6,728,681
     22,400  Tribune Co                                    1,498,000
    474,920  USA Networks Inc**                           11,635,540
     58,700  Viacom Inc - Class B**                        3,228,500
    322,200  Westwood One Inc**                            8,618,850
                                                       -------------
                                                          45,626,319
                                                       -------------

             Other Consumer Cyclicals 1.02%
--------------------------------------------------------------------
     94,050  Unifi Inc                                     3,662,072
     64,900  WestPoint Stevens Inc**                       2,125,475
                                                       -------------
                                                           5,787,547
                                                       -------------

             Retail 13.21%
--------------------------------------------------------------------
     38,442  Abercrombie & Fitch Co - Class A**            1,624,175
    134,600  Bed Bath & Beyond Inc**                       6,755,237
    238,056  Consolidated Stores Corp**                    9,090,764
    295,951  Dollar General Corp                          11,283,131
    421,600  Family Dollar Stores Inc                      6,982,750
    136,800  Kohl's Corp**                                 6,506,550
    156,500  Lowe's Companies Inc                         12,392,843
     39,300  Payless ShoeSource Inc**                      2,753,456
    307,800  PETsMART Inc**                                3,039,525
    147,450  Pier 1 Imports Inc                            3,548,016
     85,700  Proffitt's Inc**                              3,363,725
     76,600  TJX Companies Inc                             3,581,050
    121,200  Zale Corp**                                   3,749,625
                                                       -------------
                                                          74,670,847
                                                       -------------
TOTAL CONSUMER CYCLICALS
  (Cost $95,490,632)                                     151,435,595
                                                       -------------

          CONSUMER STAPLES 2.40%
--------------------------------------------------------------------
             Food, Beverages & Tobacco .57%
--------------------------------------------------------------------
     86,200  Coca-Cola Enterprises Inc                     3,237,888
                                                       -------------

    STATEMENTS OF            WESTCORE FUNDS ANNUAL
    INVESTMENTS                      REPORT                      MAY 29, 1998

WESTCORE MIDCO GROWTH FUND
May 29, 1998 (continued)

 Shares or
 Principal                                                Market
  Amount                                                   Value
-----------                                            -------------
             Household Products .52%
--------------------------------------------------------------------
     34,400  Clorox Co                                 $   2,872,400
                                                       -------------
             Retail Food & Drug 1.31%
--------------------------------------------------------------------
    140,000  Rite Aid Corp                                 5,013,750
     73,000  US Foodservice**                              2,418,125
                                                       -------------
                                                           7,431,875
                                                       -------------
TOTAL CONSUMER STAPLES
  (Cost $13,063,590)                                      13,542,163
                                                       -------------

          CREDIT SENSITIVE 13.41%
--------------------------------------------------------------------
             Banks 1.54%
--------------------------------------------------------------------
     36,000  Amsouth Bancorporation                        1,383,750
     29,500  First America Corp Tennessee                  1,368,063
     21,000  Northern Trust Corp                           1,481,157
     48,200  Star Banc Corp                                2,940,200
     30,200  Summit Bancorp                                1,513,775
                                                       -------------
                                                           8,686,945
                                                       -------------

             Financial Services 2.75%
--------------------------------------------------------------------
    107,500  Green Tree Financial Corp                     4,320,156
     47,600  Kansas City Southern Industries Inc           2,017,050
     84,600  MGIC Investment Corp                          5,070,713
     37,200  The PMI Group Inc                             2,796,975
     58,400  Waddell & Reed Financial Inc - Class A        1,350,500
                                                       -------------
                                                          15,555,394
                                                       -------------
             Insurance 2.53%
--------------------------------------------------------------------
     29,200  Ambac Financial Group Inc                     1,596,875
     33,100  Executive Risk Inc                            2,083,231
     89,490  Frontier Insurance Group Inc                  2,192,505
     41,600  Hartford Life Inc - Class A**                 2,142,400
 Shares or
 Principal                                                Market
  Amount                                                   Value
-----------                                            -------------
    178,866  Mutual Risk Management Ltd                $   6,271,489
                                                       -------------
                                                          14,286,500
                                                       -------------

             Utilities - Electric 1.54%
--------------------------------------------------------------------
    183,094  AES Corp**                                    8,708,408
                                                       -------------

             Utilities - Gas .86%
--------------------------------------------------------------------
     96,700  Enron Corp                                    4,847,088
                                                       -------------

             Utilities - Telephone 4.19%
--------------------------------------------------------------------
     45,800  Premiere Technologies Inc**                   1,093,475
    496,990  Worldcom Inc**                               22,613,045
                                                       -------------
                                                          23,706,520
                                                       -------------
TOTAL CREDIT SENSITIVE
  (Cost $41,273,580)                                      75,790,855
                                                       -------------

          ENERGY 2.83%
--------------------------------------------------------------------
             Energy Equipment & Services 2.33%
--------------------------------------------------------------------
    187,400  Noble Drilling Corp**                         5,528,300
    265,904  R&B Falcon Corp**                             7,628,121
                                                       -------------
                                                          13,156,421
                                                       -------------

             Energy Producers .50%
--------------------------------------------------------------------
     64,700  Pioneer Natural Resources Co                  1,520,450
     29,600  Vastar Resources Inc                          1,324,600
                                                       -------------
                                                           2,845,050
                                                       -------------
TOTAL ENERGY
  (Cost $12,018,404)                                      16,001,471
                                                       -------------

          HEALTHCARE 15.15%
--------------------------------------------------------------------
             Biotechnology 1.25%
--------------------------------------------------------------------
     56,900  Biogen Inc**                                  2,503,600
     80,400  Centocor Inc**                                3,135,600
 Shares or
 Principal                                                Market
  Amount                                                   Value
-----------                                            -------------
     72,200  North American Vaccine Inc**              $   1,412,413
                                                       -------------
                                                           7,051,613
                                                       -------------

             Drugs & Healthcare Products 7.98%
--------------------------------------------------------------------
     77,300  ALZA Corp**                                   3,739,388
     46,500  Arrow International Inc                       1,607,156
     71,400  Boston Scientific Corp**                      4,551,750
    233,200  Forest Laboratories Inc**                     7,695,600
     79,500  Guidant Corp                                  5,122,781
    102,100  Lifecore Biomedical Inc**                     1,895,231
    186,200  Mylan Laboratories Inc                        5,586,000
    245,200  Sybron International Corp**                   5,869,475
    205,364  Watson Pharmaceuticals Inc**                  8,984,675
                                                       -------------
                                                          45,052,056
                                                       -------------

             Healthcare Services 5.92%
--------------------------------------------------------------------
     83,800  Access Health Inc**                           2,147,375
     93,300  Alternative Living Services Inc**             2,530,763
    110,105  Concentra Managed Care Inc**                  2,573,704
    112,500  HBO & Company                                 6,493,364
     64,200  Health Care & Retirement Corp**               2,483,738
    121,775  Health Management Associates Inc - Class
             A**                                           3,630,417
     95,600  HEALTHSOUTH Corp**                            2,712,650
    153,500  Orthodontic Centers of America Inc**          3,252,281
     60,200  Pediatrix Medical Group Inc**                 2,178,488
      8,800  Sunrise Assisted Living Inc**                   265,100
     88,600  Total Renal Care Holdings Inc**               2,718,912

    STATEMENTS OF            WESTCORE FUNDS ANNUAL
    INVESTMENTS                      REPORT                      MAY 29, 1998

WESTCORE MIDCO GROWTH FUND
May 29, 1998 (continued)

 Shares or
 Principal                                                Market
  Amount                                                   Value
-----------                                            -------------
     38,500  Wellpoint Health Networks Inc**           $   2,502,500
                                                       -------------
                                                          33,489,292
                                                       -------------
TOTAL HEALTHCARE
  (Cost $63,518,974)                                      85,592,961
                                                       -------------

          SERVICES 9.59%
--------------------------------------------------------------------
             Business Services 6.21%
--------------------------------------------------------------------
    114,733  ACNielsen Corp**                              2,961,546
     41,700  CKS Group Inc**                                 834,000
     27,000  Comdisco Inc                                    982,125
     42,700  Concord EFS Inc**                             1,361,063
    163,000  Corrections Corporation of America**          3,708,250
     74,000  Eastern Environmental Services Inc**          2,109,000
     59,700  Interim Services Inc**                        1,735,031
     41,900  Mail-Well Inc**                               1,927,400
    184,600  Newpark Resources Inc**                       3,357,413
     89,000  Philip Services Corp**                          344,875
    189,100  Snyder Communications Inc**                   7,623,094
     55,700  Staff Leasing Inc**                           1,587,450
    110,790  USA Waste Services Inc**                      5,227,902
     55,800  Wilmar Industries Inc**                       1,367,100
                                                       -------------
                                                          35,126,249
                                                       -------------

             Consumer Services 3.38%
--------------------------------------------------------------------
    194,300  Apollo Group Inc Class A**                    6,205,456
    150,545  Cendant Corp**                                3,264,945
    300,800  Loewen Group Inc                              8,272,000
     44,550  Sylvan Learning Systems Inc**                 1,358,775
                                                       -------------
                                                          19,101,176
                                                       -------------
TOTAL SERVICES
  (Cost $45,648,884)                                      54,227,425
                                                       -------------
 Shares or
 Principal                                                Market
  Amount                                                   Value
-----------                                            -------------

          TECHNOLOGY 19.11%
--------------------------------------------------------------------
             Computer Hardware .50%
--------------------------------------------------------------------
     68,000  EMC Corp**                                $   2,817,750
                                                       -------------

             Computer Services & Software 10.49%
--------------------------------------------------------------------
     76,200  America Online Inc**                          6,348,413
    141,400  BMC Software Inc**                            6,513,237
    184,600  Cadence Design Systems Inc**                  6,507,150
     65,600  Cambridge Technology Partners Inc**           3,290,253
     60,700  Computer Sciences Corp**                      3,152,606
     82,600  Compuware Corp**                              3,794,438
     21,600  Documentum Inc**                              1,017,900
     57,200  Fiserv Inc**                                  3,373,015
    158,475  Harbinger Corp**                              3,689,504
     50,500  Intuit Inc**                                  2,392,438
     58,000  J D Edwards & Co**                            2,133,315
     52,900  Network Associates Inc**                      3,240,125
    165,200  PeopleSoft Inc**                              7,217,175
     57,960  Renaissance Worldwide Inc**                   1,090,373
     97,800  Sterling Commerce Inc**                       3,881,438
     54,875  Technology Solutions Co**                     1,656,539
                                                       -------------
                                                          59,297,919
                                                       -------------

             Electronics 2.51%
--------------------------------------------------------------------
    134,900  Atmel Corp**                                  1,998,206
     19,700  Linear Technology Corp                        1,377,768
     69,100  Maxim Integrated Products Inc**               2,306,212
    134,600  Micron Technology Inc**                       3,171,513
    110,900  SanDisk Corp**                                1,788,263
     85,900  Solectron Corp**                              3,554,113
                                                       -------------
                                                          14,196,075
                                                       -------------

             Networking 1.39%
--------------------------------------------------------------------
     81,500  Ascend Communications Inc**                   3,519,781
 Shares or
 Principal                                                Market
  Amount                                                   Value
-----------                                            -------------
    178,500  Cabletron Systems Inc**                   $   2,298,188
     93,800  FORE Systems Inc**                            2,063,600
                                                       -------------
                                                           7,881,569
                                                       -------------

             Telecommunications 4.22%
--------------------------------------------------------------------
     81,000  Advanced Fibre Communications Inc**           3,002,063
     79,300  CIENA Corp**                                  4,123,600
     59,300  Concentric Network Corp**                     1,312,013
     35,400  MindSpring Enterprises Inc**                  1,877,307
     69,300  Natural Microsystems Corp**                   1,483,456
     58,100  Pacific Gateway Exchange Com**                2,476,512
    237,700  PairGain Technologies Inc**                   3,714,062
     38,300  Premisys Communications Inc**                   953,911
     74,600  Uniphase Corp**                               3,804,600
     84,800  USN Communications Inc**                      1,102,400
                                                       -------------
                                                          23,849,924
                                                       -------------
TOTAL TECHNOLOGY
  (Cost $90,458,075)                                     108,043,237
                                                       -------------
TOTAL COMMON STOCKS
  (Cost $397,581,416)                                    541,416,751
                                                       -------------

        MUTUAL FUNDS 4.96%
--------------------------------------------------------------------
 25,063,502  Dreyfus Cash Management Fund                 25,063,502
  3,000,000  Financial Investors Trust US Government
             Fund                                          3,000,000
                                                       -------------
TOTAL MUTUAL FUNDS
  (Cost $28,063,502)                                      28,063,502
                                                       -------------

    STATEMENTS OF            WESTCORE FUNDS ANNUAL
    INVESTMENTS                      REPORT                      MAY 29, 1998

WESTCORE MIDCO GROWTH FUND
May 29, 1998 (continued)

 Shares or
 Principal                                                Market
  Amount                                                   Value
-----------                                            -------------
        INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED 18.64%
--------------------------------------------------------------------
          COMMERCIAL PAPER 14.49%
--------------------------------------------------------------------
$ 6,000,000  American Express, 06/01/98, 5.51%         $   5,998,163
  6,000,000  American General, 06/03/98, 5.52%             5,996,314
  6,000,000  Asset Securitization, 06/01/98, 5.50%         5,998,160
  8,000,000  Associates Corp, 06/01/98, 5.58%              7,997,520
  8,000,000  BBL North America, 06/12/98, 5.50%            7,984,067
  8,000,000  Ford Motor Credit, 06/18/98, 5.48%            7,976,827
  3,000,000  General Motors Acceptance Corp,
             06/03/98, 5.55%                               2,998,147
  5,000,000  General Motors Acceptance Corp,
             06/04/98, 5.53%                               4,996,154
  8,000,000  Henkel Corp, 06/08/98, 5.49%                  7,988,988
  8,000,000  Merril Lynch, 06/23/98, 5.53%                 7,970,457
  7,000,000  Paccar Financial Corp, 06/01/98, 5.53%        6,997,845
  9,000,000  USAA, 06/10/98, 5.48%                         8,984,887
                                                       -------------
TOTAL COMMERCIAL PAPER
  (Cost $81,887,529)                                      81,887,529
                                                       -------------
          MUTUAL FUNDS 4.15%
--------------------------------------------------------------------
 17,412,175  AIM Liquid Assets Fund                       17,412,175
  5,603,853  AIM Prime Portfolio Fund                      5,603,853
    365,319  Provident Temp Fund                             365,319
 Shares or
 Principal                                                Market
  Amount                                                   Value
-----------                                            -------------
     57,186  Provident TempCash Fund                   $      57,186
                                                       -------------
TOTAL MUTUAL FUNDS
  (Cost $23,438,533)                                      23,438,533
                                                       -------------
TOTAL INVESTMENTS OF CASH COLLATERAL FOR SECURITIES
  LOANED
  (Cost $105,326,062)
                                                         105,326,062
                                                       -------------

TOTAL INVESTMENTS
  (Cost $530,970,980)                         119.38%  $  674,806,315
Liabilities in Excess of Other Assets         (19.38%)   (109,513,075)
                                            -------------------------
NET ASSETS                                    100.00%  $  565,293,240
                                            -------------------------
                                            -------------------------

See Notes to Statements of Investments.

WESTCORE BLUE CHIP FUND
May 29, 1998

 Shares or
 Principal                                               Market
  Amount                                                  Value
-----------                                            -----------

        COMMON STOCKS 96.78%
------------------------------------------------------------------
          BASIC MATERIALS 7.48%
------------------------------------------------------------------
             Chemicals 1.03%
------------------------------------------------------------------
     13,400  ARCO Chemical Co                          $   747,050
                                                       -----------

             Metals 2.38%
------------------------------------------------------------------
     19,600  Timken Co                                     737,450
     27,600  USX - US Steel Group Inc                      990,150
                                                       -----------
                                                         1,727,600
                                                       -----------

             Transportation 4.07%
------------------------------------------------------------------
     10,200  AMR Corp**                                  1,570,163
     19,700  US Airways Group Inc**                      1,379,000
                                                       -----------
                                                         2,949,163
                                                       -----------
TOTAL BASIC MATERIALS
  (Cost $5,056,089)                                      5,423,813
                                                       -----------

          CAPITAL GOODS 10.90%
------------------------------------------------------------------
             Aerospace & Defense 2.66%
------------------------------------------------------------------
     20,500  United Technologies Corp                    1,927,000
                                                       -----------

             Electrical Equipment 2.10%
------------------------------------------------------------------
     37,050  Parker - Hannifin Corp                      1,521,366
                                                       -----------

             Engineering & Construction 2.00%
------------------------------------------------------------------
     32,200  Ingersoll-Rand Co                           1,451,012
                                                       -----------

             Machinery & Equipment 4.14%
------------------------------------------------------------------
     44,800  Dover Corp                                  1,680,000
     23,900  PACCAR Inc                                  1,319,729
                                                       -----------
                                                         2,999,729
                                                       -----------
TOTAL CAPITAL GOODS
  (Cost $6,011,461)                                      7,899,107
                                                       -----------

    STATEMENTS OF            WESTCORE FUNDS ANNUAL
    INVESTMENTS                      REPORT                      MAY 29, 1998

WESTCORE BLUE CHIP FUND
May 29, 1998 (continued)

 Shares or
 Principal                                               Market
  Amount                                                  Value
-----------                                            -----------
          CONSUMER CYCLICALS 13.46%
------------------------------------------------------------------
             Automotive 4.95%
------------------------------------------------------------------
     13,200  Eaton Corp                                $ 1,185,525
     14,800  Goodyear Tire & Rubber Co                   1,063,750
     36,200  ITT Industries Inc                          1,334,875
                                                       -----------
                                                         3,584,150
                                                       -----------
             Hotels - Restaurants - Leisure 2.84%
------------------------------------------------------------------
     30,400  Carnival Corp                               2,059,600
                                                       -----------
             Retail 5.67%
------------------------------------------------------------------
     54,500  Dayton Hudson Corp                          2,527,437
     81,500  Kmart Corp**                                1,579,063
                                                       -----------
                                                         4,106,500
                                                       -----------
TOTAL CONSUMER CYCLICALS
  (Cost $6,154,083)                                      9,750,250
                                                       -----------
          CONSUMER STAPLES 10.46%
------------------------------------------------------------------
             Food, Beverages & Tobacco 1.90%
------------------------------------------------------------------
     23,400  Sara Lee Corp                               1,377,675
                                                       -----------

             Retail Food & Drug 8.56%
------------------------------------------------------------------
     24,100  CVS Corp                                    1,691,518
    101,800  Food Lion Inc - Class A                       986,187
     63,800  Rite Aid Corp                               2,284,838
     29,700  SUPERVALU Inc                               1,243,688
                                                       -----------
                                                         6,206,231
                                                       -----------
TOTAL CONSUMER STAPLES
  (Cost $5,122,453)                                      7,583,906
                                                       -----------
          CREDIT SENSITIVE 27.99%
------------------------------------------------------------------
             Banks 8.57%
------------------------------------------------------------------
     12,350  Chase Manhattan Corp                        1,678,828
     20,800  Comerica Inc                                1,367,600
     28,580  First Union Corp                            1,580,831
     20,900  NationsBank Corp                            1,583,175
                                                       -----------
                                                         6,210,434
                                                       -----------
 Shares or
 Principal                                               Market
  Amount                                                  Value
-----------                                            -----------

             Financial Services 11.64%
------------------------------------------------------------------
     31,000  Bear Stearns Companies Inc                $ 1,681,750
     15,100  Golden West Financial Corp                  1,630,800
     18,400  Lehman Brothers Holdings Inc                1,305,250
     40,150  SLM Holding Corp                            1,603,491
     36,349  Travelers Group Inc                         2,217,289
                                                       -----------
                                                         8,438,580
                                                       -----------

             Insurance 2.67%
------------------------------------------------------------------
     28,100  Equitable Companies Inc                     1,935,388
                                                       -----------

             Utilities - Electric 5.11%
------------------------------------------------------------------
     36,800  DTE Energy Co                               1,455,900
     37,650  Edison International                        1,110,675
     29,530  GPU Inc                                     1,136,905
                                                       -----------
                                                         3,703,480
                                                       -----------
TOTAL CREDIT SENSITIVE
  (Cost $14,247,674)                                    20,287,882
                                                       -----------

          ENERGY 5.55%
------------------------------------------------------------------
             Energy Producers 5.55%
------------------------------------------------------------------
     18,500  Mobil Corp                                  1,443,000
     23,300  Texaco Inc                                  1,345,575
     38,900  Tosco Corp                                  1,235,075
                                                       -----------
                                                         4,023,650
                                                       -----------
TOTAL ENERGY
  (Cost $2,687,716)                                      4,023,650
                                                       -----------

          HEALTHCARE 12.29%
------------------------------------------------------------------
             Drugs & Healthcare Products 7.92%
------------------------------------------------------------------
     27,500  Becton Dickinson & Co                       1,945,625
     15,280  Bristol-Myers Squibb Co                     1,642,600
     25,700  Schering-Plough Corp                        2,150,769
                                                       -----------
                                                         5,738,994
                                                       -----------
 Shares or
 Principal                                               Market
  Amount                                                  Value
-----------                                            -----------

             Healthcare Services 4.37%
------------------------------------------------------------------
     24,600  McKesson Corp                             $ 1,921,875
     17,100  Shared Medical Systems Corp                 1,244,025
                                                       -----------
                                                         3,165,900
                                                       -----------
TOTAL HEALTHCARE
  (Cost $4,450,894)                                      8,904,894
                                                       -----------

          TECHNOLOGY 8.65%
------------------------------------------------------------------
             Computer Hardware 2.68%
------------------------------------------------------------------
     79,200  Unisys Corp**                               1,940,400
                                                       -----------

             Computer Services & Software 2.03%
------------------------------------------------------------------
     28,053  Computer Associates International Inc       1,472,783
                                                       -----------

             Electronics 1.95%
------------------------------------------------------------------
     29,380  Harris Corp                                 1,415,748
                                                       -----------

             Telecommunications 1.99%
------------------------------------------------------------------
     20,060  Sprint Corp                                 1,439,305
                                                       -----------
TOTAL TECHNOLOGY
  (Cost $3,231,036)                                      6,268,236
                                                       -----------
TOTAL COMMON STOCKS
  (Cost $46,961,406)                                    70,141,738
                                                       -----------

        MUTUAL FUNDS 2.65%
------------------------------------------------------------------
  1,918,951  Dreyfus Cash Management Fund                1,918,951
                                                       -----------
TOTAL MUTUAL FUNDS
  (Cost $1,918,951)                                      1,918,951
                                                       -----------

TOTAL INVESTMENTS
  (Cost $48,880,357)                           99.43%   72,060,689
Other Assets in Excess of Liabilities           0.57%      416,113
                                              --------------------
NET ASSETS                                    100.00%  $72,476,802
                                              --------------------
                                              --------------------

See Notes to Statements of Investments.

    STATEMENTS OF            WESTCORE FUNDS ANNUAL
    INVESTMENTS                      REPORT                      MAY 29, 1998

WESTCORE SMALL-CAP OPPORTUNITY FUND
May 29, 1998

Shares or
Principal                                              Market
 Amount                                                 Value
---------                                            -----------

      COMMON STOCKS 97.31%
----------------------------------------------------------------
        BASIC MATERIALS 12.96%
----------------------------------------------------------------
           Chemicals 1.45%
----------------------------------------------------------------
   36,800  Wellman Inc                               $   885,500
                                                     -----------
           Metals 1.77%
----------------------------------------------------------------
   45,700  Citation Corp**                               874,013
   11,300  Hawk Corp - Class A**                         206,225
                                                     -----------
                                                       1,080,238
                                                     -----------

           Multi-Industry 2.13%
----------------------------------------------------------------
   21,940  Texas Industries Inc                        1,302,687
                                                     -----------
           Paper & Packaging .97%
----------------------------------------------------------------
   16,700  Chesapeake Corp                               592,850
                                                     -----------

           Transportation 6.64%
----------------------------------------------------------------
   25,000  Airborne Freight Corp                         931,250
   10,200  Alaska Air Group Inc**                        472,387
   25,800  America West Holdings Corp - Class B**        730,463
   41,800  Consolidated Freightways Corp**               616,550
   33,750  Rollins Truck Leasing Corp                    405,000
   26,600  Varlen Corp                                   901,073
                                                     -----------
                                                       4,056,723
                                                     -----------
TOTAL BASIC MATERIALS
  (Cost $6,621,532)                                    7,917,998
                                                     -----------
        CAPITAL GOODS 10.64%
----------------------------------------------------------------
           Aerospace & Defense 6.48%
----------------------------------------------------------------
   28,620  Cordant Technologies Inc                    1,427,423
   25,300  Ducommon Inc**                                812,762
   40,500  ESCO Electronics Corp**                       726,468
   37,400  Kaman Corp - Class A                          687,224
    6,500  Primex Technologies Inc                       300,625
                                                     -----------
                                                       3,954,502
                                                     -----------

Shares or
Principal                                              Market
 Amount                                                 Value
---------                                            -----------

           Electrical Equipment 1.65%
----------------------------------------------------------------
   37,700  Bel Fuse Inc**                            $ 1,008,475
                                                     -----------

           Other Capital Goods 2.51%
----------------------------------------------------------------
   25,120  AGCO Corp                                     631,140
   30,600  ITI Technologies Inc**                        902,700
                                                     -----------
                                                       1,533,840
                                                     -----------
TOTAL CAPITAL GOODS
  (Cost $5,065,128)                                    6,496,817
                                                     -----------

        CONSUMER CYCLICALS 23.06%
----------------------------------------------------------------
           Automotive 1.63%
----------------------------------------------------------------
   17,400  Arvin Industries Inc                          644,888
   68,600  Audiovox Corp - Class A**                     351,575
                                                     -----------
                                                         996,463
                                                     -----------

           Building Related 1.99%
----------------------------------------------------------------
   17,200  M.D.C. Holdings Inc                           260,150
    8,200  M/I Schottenstein Homes Inc                   165,024
   66,500  Morrison Knudsen Corp**                       789,687
                                                     -----------
                                                       1,214,861
                                                     -----------

           Consumer Products 2.49%
----------------------------------------------------------------
   16,200  Coastcast Corp**                              301,725
   14,300  Crown Crafts Inc                              202,881
   41,700  EKCO Group Inc**                              328,388
   14,400  French Fragrances Inc**                       247,500
   17,100  Ladd Furniture Inc**                          442,463
                                                     -----------
                                                       1,522,957
                                                     -----------

           Consumer Soft Goods 2.21%
----------------------------------------------------------------
   17,500  Maxwell Shoe Company Inc - Class A**          343,438
   28,800  Oxford Industries Inc                       1,004,400
                                                     -----------
                                                       1,347,838
                                                     -----------
Shares or
Principal                                              Market
 Amount                                                 Value
---------                                            -----------

           Hotels-Restaurants-Leisure 3.27%
----------------------------------------------------------------
   27,800  Monaco Coach Corp**                       $   750,600
   42,960  Prime Hospitality Corp**                      770,595
   21,900  Rio Hotel & Casino Inc**                      476,325
                                                     -----------
                                                       1,997,520
                                                     -----------

           Retail 11.47%
----------------------------------------------------------------
   25,800  BJ's Wholesale Club Inc**                   1,019,100
    6,800  Blair Corp                                    202,300
   78,600  Cato Corp - Class A                         1,188,825
   25,300  Footstar Inc**                              1,117,944
   37,975  Fred's Inc                                    892,413
   12,900  REX Stores Corp**                             173,344
   35,630  ShopKo Stores Inc**                         1,242,596
   37,800  Zale Corp**                                 1,169,437
                                                     -----------
                                                       7,005,959
                                                     -----------
TOTAL CONSUMER CYCLICALS
  (Cost $10,889,938)                                  14,085,598
                                                     -----------

        CONSUMER STAPLES 7.94%
----------------------------------------------------------------
           Food, Beverages & Tobacco 7.15%
----------------------------------------------------------------
   18,000  Ben & Jerry's Homemade Inc - Class A**        353,250
   78,600  Chock Full O' Nuts Corp**                     594,413
   13,500  Dean Foods Co                                 664,875
   14,800  Earthgrains Co                                781,625
    7,600  J.M. Smucker Co - Class A                     180,975
   20,600  Michael Foods Inc                             574,225
   38,700  Ralcorp Holdings Inc**                        824,794
    6,700  Suiza Foods Corp**                            391,531
                                                     -----------
                                                       4,365,688
                                                     -----------

           Household Products .79%
----------------------------------------------------------------
   40,000  American Safety Razor Co**                    477,500
                                                     -----------
TOTAL CONSUMER STAPLES
  (Cost $4,350,506)                                    4,843,188
                                                     -----------

    STATEMENTS OF            WESTCORE FUNDS ANNUAL
    INVESTMENTS                      REPORT                      MAY 29, 1998

WESTCORE SMALL-CAP OPPORTUNITY FUND
May 29, 1998 (continued)

Shares or
Principal                                              Market
 Amount                                                 Value
---------                                            -----------
        CREDIT SENSITIVE 25.20%
----------------------------------------------------------------
           Banks 1.04%
----------------------------------------------------------------
   23,200  Riggs National Corp Washington D.C.       $   635,100
                                                     -----------
           Financial Services 7.91%
----------------------------------------------------------------
   12,300  Advest Group Inc                              322,106
   13,600  Astoria Financial Corp                        748,426
   19,400  Downey Financial Corp                         642,625
   10,400  EVEREN Capital Corp                           537,550
   13,300  LandAmerica Financial Group Inc               635,075
   24,146  MAF Bancorp Inc                               911,511
   11,800  Reliance Bancorp Inc                          450,613
   19,600  Rent-Way Inc**                                580,650
                                                     -----------
                                                       4,828,556
                                                     -----------
           Insurance 6.95%
----------------------------------------------------------------
   11,900  Capital Re Corp                               886,550
   10,600  Delphi Financial Group Inc - Class A**        575,713
   17,000  Enhance Financial Services Group Inc        1,107,125
   15,800  FBL Financial Group Inc - Class A             443,387
    3,900  Farm Family Holdings Inc**                    159,656
   14,950  Fremont General Corp                          854,953
    8,000  Guarantee Life Companies Inc                  217,000
                                                     -----------
                                                       4,244,384
                                                     -----------
           REITs 5.65%
----------------------------------------------------------------
   14,200  Annaly Mortgage Management Inc                153,537
    6,900  CCA Prison Realty Trust                       216,056
   32,400  EastGroup Properties Inc                      650,025
   19,400  Health Care REIT Inc                          500,763
   28,500  Innskeepers USA Trust                         397,219
   20,700  Manufactured Home Communities Inc             516,206
Shares or
Principal                                              Market
 Amount                                                 Value
---------                                            -----------
   16,500  Parkway Properties Inc                    $   510,469
   35,200  Sunstone Hotel Investors Inc                  506,000
                                                     -----------
                                                       3,450,275
                                                     -----------

           Utilities - Electric 3.65%
----------------------------------------------------------------
   14,140  Central Hudson Gas & Electric                 617,741
   17,900  Cleco Corp                                    535,881
   17,488  Interstate Energy Corp                        525,733
   17,900  Rochester Gas and Electric Corp               550,426
                                                     -----------
                                                       2,229,781
                                                     -----------
TOTAL CREDIT SENSITIVE
  (Cost $13,263,584)                                  15,388,096
                                                     -----------

        ENERGY 2.91%
----------------------------------------------------------------
           Energy Equipment & Services 1.01%
----------------------------------------------------------------
   30,200  Offshore Logistics Inc**                      615,325
                                                     -----------

           Energy Producers 1.90%
----------------------------------------------------------------
   38,800  HS Resources Inc**                            560,175
   31,200  Tesoro Petroleum Corp**                       602,550
                                                     -----------
                                                       1,162,725
                                                     -----------
TOTAL ENERGY
  (Cost $1,589,822)                                    1,778,050
                                                     -----------

        HEALTHCARE 5.49%
----------------------------------------------------------------
           Drugs & Healthcare Products .73%
----------------------------------------------------------------
   27,000  Roberts Pharmaceutical Corp**                 445,500
                                                     -----------

           Healthcare Services 4.76%
----------------------------------------------------------------
   33,100  Beverly Enterprises Inc**                     473,744
   29,770  Bindley Western Industries Inc              1,056,835
   15,200  ChroniMed Inc**                               188,100
   16,541  Integrated Health Services Inc                615,118
   12,800  Mariner Health Group Inc**                    190,400
Shares or
Principal                                              Market
 Amount                                                 Value
---------                                            -----------
   34,900  NovaCare Inc**                            $   383,900
                                                     -----------
                                                       2,908,097
                                                     -----------
TOTAL HEALTHCARE
  (Cost $2,912,741)                                    3,353,597
                                                     -----------

        SERVICES 4.06%
----------------------------------------------------------------
           Business Services 4.06%
----------------------------------------------------------------
   21,200  Budget Group Inc - Class A**                  625,400
   10,700  Casella Waste Systems Inc - Class A**         284,888
   23,600  Innovative Valve Technology Inc**             318,600
   15,600  Integrated Electrical Services Inc**          315,900
   51,300  Mac-Gray Corp**                               737,438
   11,900  URS Corp**                                    197,837
                                                     -----------
                                                       2,480,063
                                                     -----------
TOTAL SERVICES
  (Cost $2,518,569)                                    2,480,063
                                                     -----------

        TECHNOLOGY 5.05%
----------------------------------------------------------------
           Computer Hardware .82%
----------------------------------------------------------------
   13,100  Tektronix Inc                                 501,075
                                                     -----------

           Computer Services & Software 4.23%
----------------------------------------------------------------
   21,100  Adept Technology Inc**                        197,814
   14,800  Software Spectrum Inc**                       267,325
   29,400  Sterling Software Inc**                       799,312
   23,600  Symantec Corp**                               563,450
   31,400  Wang Laboratories Inc**                       753,600
                                                     -----------
                                                       2,581,501
                                                     -----------
TOTAL TECHNOLOGY
  (Cost $3,220,773)                                    3,082,576
                                                     -----------
TOTAL COMMON STOCKS
  (Cost $50,432,593)                                  59,425,983
                                                     -----------

    STATEMENTS OF            WESTCORE FUNDS ANNUAL
    INVESTMENTS                      REPORT                      MAY 29, 1998

WESTCORE SMALL-CAP OPPORTUNITY FUND
May 29, 1998 (continued)

Shares or
Principal                                              Market
 Amount                                                 Value
---------                                            -----------
      MUTUAL FUNDS 1.98%
----------------------------------------------------------------
1,206,279  Dreyfus Cash Management Fund              $ 1,206,279
TOTAL MUTUAL FUNDS
  (Cost $1,206,279)                                    1,206,279
                                                     -----------
      INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED 3.17%
----------------------------------------------------------------
        MUTUAL FUNDS 3.17%
----------------------------------------------------------------
1,420,001  AIM Liquid Assets Fund                      1,420,001
  518,636  AIM Prime Portfolio Fund                      518,636
      278  Provident Temp Fund                               278
       15  Provident TempCash Fund                            15
                                                     -----------
                                                       1,938,930
                                                     -----------
TOTAL MUTUAL FUNDS
  (Cost $1,938,930)                                    1,938,930
                                                     -----------
TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES
  LOANED
  (Cost $1,938,930)
                                                       1,938,930
                                                     -----------

TOTAL INVESTMENTS
  (Cost $53,577,802)                        102.46%  $62,571,192
Liabilities in Excess of Other Assets        (2.46%)  (1,501,849)
                                            --------------------
NET ASSETS                                  100.00%  $61,069,343
                                            --------------------
                                            --------------------

See Notes to Statements of Investments.

WESTCORE GROWTH AND INCOME FUND
May 29, 1998

Shares or
Principal                                                 Market
  Amount                                                  Value
----------                                             ------------

     COMMON STOCKS 88.86%
-------------------------------------------------------------------
       BASIC MATERIALS 3.00%
-------------------------------------------------------------------
             Chemicals .57%
-------------------------------------------------------------------
     2,600   Crompton & Knowles Corp                   $     70,038
       900   W.R. Grace & Co                                 16,706
                                                       ------------
                                                             86,744
                                                       ------------

             Metals .47%
-------------------------------------------------------------------
     4,500   National Steel Corp - Class B                   70,875
                                                       ------------

             Paper & Packaging .50%
-------------------------------------------------------------------
     1,500   Bowater Inc                                     75,937
                                                       ------------

             Transportation 1.46%
-------------------------------------------------------------------
       800   Burlington Northern Santa Fe Corp               79,600
     4,500   US Freightways Corp                            141,750
                                                       ------------
                                                            221,350
                                                       ------------
TOTAL BASIC MATERIALS
  (Cost $473,822)                                           454,906
                                                       ------------

       CAPITAL GOODS 2.25%
-------------------------------------------------------------------
             Aerospace & Defense 1.15%
-------------------------------------------------------------------
     1,500   Boeing Co                                       71,438
     2,000   B F Goodrich Co                                102,500
                                                       ------------
                                                            173,938
                                                       ------------

             Electrical Equipment 1.10%
-------------------------------------------------------------------
     2,000   General Electric Co                            166,750
                                                       ------------
TOTAL CAPITAL GOODS
  (Cost $168,950)                                           340,688
                                                       ------------

       CONSUMER CYCLICALS 15.79%
-------------------------------------------------------------------
             Building Related .53%
-------------------------------------------------------------------
     1,600   Leggett & Platt Inc                             80,400
                                                       ------------

Shares or
Principal                                                 Market
  Amount                                                  Value
----------                                             ------------

             Consumer Products .47%
-------------------------------------------------------------------
     1,900   Mattel Inc                                $     71,963
                                                       ------------

             Hotels - Restaurants - Leisure 2.93%
-------------------------------------------------------------------
     5,400   Hilton Hotels Corp                             169,763
    15,266   Prime Hospitality Corp**                       273,833
                                                       ------------
                                                            443,596
                                                       ------------

             Media - Publishing - Cable 2.64%
-------------------------------------------------------------------
     5,000   CBS Corp**                                     158,750
     3,600   Tribune Co                                     240,750
                                                       ------------
                                                            399,500
                                                       ------------

             Retail 9.22%
-------------------------------------------------------------------
     6,588   Dollar General Corp                            251,168
    12,500   Family Dollar Stores Inc                       207,031
     3,500   Home Depot Inc                                 274,969
     3,800   Lowe's Companies Inc                           300,913
     3,200   Pier 1 Imports Inc                              77,000
     5,200   Wal-Mart Stores Inc                            286,974
                                                       ------------
                                                          1,398,055
                                                       ------------
TOTAL CONSUMER CYCLICALS
  (Cost $1,348,554)                                       2,393,514
                                                       ------------

       CONSUMER STAPLES 5.29%
-------------------------------------------------------------------
             Food, Beverages & Tobacco 2.79%
-------------------------------------------------------------------
     3,600   Bestfoods                                      203,175
     5,400   PepsiCo Inc                                    220,388
                                                       ------------
                                                            423,563
                                                       ------------

             Household Products 2.05%
-------------------------------------------------------------------
     1,000   Clorox Co                                       83,500
     1,400   Colgate-Palmolive Co                           121,800
       900   Gillette Co                                    105,412
                                                       ------------
                                                            310,712
                                                       ------------

    STATEMENTS OF            WESTCORE FUNDS ANNUAL
    INVESTMENTS                      REPORT                      MAY 29, 1998

WESTCORE GROWTH AND INCOME FUND
May 29, 1998 (continued)

Shares or
Principal                                                 Market
  Amount                                                  Value
----------                                             ------------
             Retail Food & Drug .45%
-------------------------------------------------------------------
     1,900   Rite Aid Corp                             $     68,044
                                                       ------------
TOTAL CONSUMER STAPLES
  (Cost $477,085)                                           802,319
                                                       ------------

       CREDIT SENSITIVE 37.83%
-------------------------------------------------------------------
             Banks 4.28%
-------------------------------------------------------------------
     1,760   Banc One Corp                                   97,020
     3,100   Cullen/Frost Bankers Inc                       167,981
     6,000   Norwest Corp                                   233,250
     1,300   Star Banc Corp                                  79,300
     4,000   Yardville National Bancorp                      71,000
                                                       ------------
                                                            648,551
                                                       ------------
             Financial Services 8.24%
-------------------------------------------------------------------
     7,678   Charter One Financial Inc                      262,972
     1,900   Green Tree Financial Corp                       76,356
     2,400   Household International Inc                    324,750
     1,100   Kansas City Southern Industries Inc             46,613
     5,775   MBNA Corp                                      182,995
     3,200   MGIC Investment Corp                           191,800
     1,200   The PMI Group Inc                               90,225
     3,200   Waddell & Reed Financial Inc - Class A          74,000
                                                       ------------
                                                          1,249,711
                                                       ------------

             Insurance 8.92%
-------------------------------------------------------------------
     1,900   Ambac Financial Group Inc                      103,906
     3,400   Executive Risk Inc                             213,988
    15,480   Frontier Insurance Group Inc                   379,260
     7,000   Hartford Life Inc - Class A                    360,500
     8,400   Mutual Risk Management Ltd                     294,525
                                                       ------------
                                                          1,352,179
                                                       ------------
             REITs 2.60%
-------------------------------------------------------------------
     5,600   CCA Prison Realty Trust                        175,350
     3,000   Healthcare Realty Trust Inc                     84,938
Shares or
Principal                                                 Market
  Amount                                                  Value
----------                                             ------------
     9,300   Sunstone Hotel Investments Inc            $    133,687
                                                       ------------
                                                            393,975
                                                       ------------

             Utilities - Electric 5.75%
-------------------------------------------------------------------
    11,992   AES Corp**                                     570,370
     3,535   Duke Energy Corp                               203,704
     7,000   Trigen Energy Corp                              97,125
                                                       ------------
                                                            871,199
                                                       ------------

             Utilities - Gas 4.68%
-------------------------------------------------------------------
     3,600   Enron Corp                                     180,450
     4,500   K N Energy Inc                                 243,563
     4,600   MCN Energy Group Inc                           165,600
     3,700   The Williams Companies Inc                     120,018
                                                       ------------
                                                            709,631
                                                       ------------

             Utilities - Telephone 3.36%
-------------------------------------------------------------------
     4,200   Cincinnati Bell Inc                            133,613
     8,263   WorldCom Inc**                                 375,947
                                                       ------------
                                                            509,560
                                                       ------------
TOTAL CREDIT SENSITIVE
  (Cost $3,483,700)                                       5,734,806
                                                       ------------

       ENERGY 5.94%
-------------------------------------------------------------------
             Energy Equipment & Services 2.93%
-------------------------------------------------------------------
     4,250   Camco International Inc                        296,437
     3,000   Transocean Offshore Inc                        147,938
                                                       ------------
                                                            444,375
                                                       ------------

             Energy Producers 3.01%
-------------------------------------------------------------------
     1,300   Anadarko Petroleum Corp                         85,800
     3,400   Apache Corp                                    116,238
    10,800   Pioneer Natural Resources Co                   253,800
                                                       ------------
                                                            455,838
                                                       ------------
TOTAL ENERGY
  (Cost $692,730)                                           900,213
                                                       ------------
Shares or
Principal                                                 Market
  Amount                                                  Value
----------                                             ------------

       HEALTHCARE 7.89%
-------------------------------------------------------------------
             Drugs & Healthcare Products 7.28%
-------------------------------------------------------------------
     3,400   American Home Products Corp               $    164,263
     1,600   Guidant Corp                                   103,100
     3,300   Mylan Labs Inc                                  99,000
     1,400   Pfizer Inc                                     146,738
     5,000   Schering-Plough Corp                           418,437
     2,700   Warner-Lambert Co                              172,294
                                                       ------------
                                                          1,103,832
                                                       ------------

             Healthcare Services .61%
-------------------------------------------------------------------
     1,600   HBO & Company                                   92,350
                                                       ------------
TOTAL HEALTHCARE
  (Cost $609,126)                                         1,196,182
                                                       ------------

       SERVICES 6.89%
-------------------------------------------------------------------
             Business Services 2.89%
-------------------------------------------------------------------
     8,400   Omnicom Group Inc                              393,225
    11,400   Philip Services Corp**                          44,175
                                                       ------------
                                                            437,400
                                                       ------------

             Consumer Services 4.00%
-------------------------------------------------------------------
     9,129   Cendant Corp**                                 197,984
    14,900   Loewen Group Inc                               409,750
                                                       ------------
                                                            607,734
                                                       ------------
TOTAL SERVICES
  (Cost $735,020)                                         1,045,134
                                                       ------------

       TECHNOLOGY 3.98%
-------------------------------------------------------------------
             Computer Services & Software 1.77%
-------------------------------------------------------------------
     2,600   Analysts International Corp                     76,050
     1,500   Computer Sciences Corp**                        77,906
     3,447   First Data Corp                                114,612
                                                       ------------
                                                            268,568
                                                       ------------

             Electronics 1.64%
-------------------------------------------------------------------
     1,000   Intel Corp                                      71,438

    STATEMENTS OF            WESTCORE FUNDS ANNUAL
    INVESTMENTS                      REPORT                      MAY 29, 1998

WESTCORE GROWTH AND INCOME FUND
May 29, 1998 (continued)

Shares or
Principal                                                 Market
  Amount                                                  Value
----------                                             ------------
     1,800   Micron Technology Inc**                   $     42,413
     1,200   Motorola Inc                                    63,525
     1,400   Texas Instruments Inc                           71,924
                                                       ------------
                                                            249,300
                                                       ------------
             Telecommunications .57%
-------------------------------------------------------------------
     1,200   Sprint Corp                                     86,100
                                                       ------------
TOTAL TECHNOLOGY
  (Cost $609,332)                                           603,968
                                                       ------------
TOTAL COMMON STOCKS
  (Cost $8,598,319)                                      13,471,730
                                                       ------------
     CONVERTIBLE DEBENTURES 4.46%
-------------------------------------------------------------------
       CAPITAL GOODS .71%
-------------------------------------------------------------------
             Office Products .71%
-------------------------------------------------------------------
 $ 100,000   US Office Products Co, 5.50%, 02/01/01         108,250
                                                       ------------
TOTAL CAPITAL GOODS
  (Cost $112,289)                                           108,250
                                                       ------------
       CREDIT SENSITIVE .67%
-------------------------------------------------------------------
             Utilities - Telephone .67%
-------------------------------------------------------------------
   100,000   Premiere Technologies Inc, 5.75%,
             07/01/04 (1)                                   101,375
                                                       ------------
TOTAL CREDIT SENSITIVE
  (Cost $100,000)                                           101,375
                                                       ------------
       ENERGY .70%
-------------------------------------------------------------------
             Energy Equipment & Services .70%
-------------------------------------------------------------------
    75,000   Nabors Industries Inc, 5.00%, 05/15/06         106,688
                                                       ------------
TOTAL ENERGY
  (Cost $91,654)                                            106,688
                                                       ------------
Shares or
Principal                                                 Market
  Amount                                                  Value
----------                                             ------------
       HEALTHCARE 1.16%
-------------------------------------------------------------------
             Drugs & Healthcare Products 1.16%
-------------------------------------------------------------------
 $ 125,000   ALZA Corp, 5.00%, 05/01/06                $    175,781
                                                       ------------
TOTAL HEALTHCARE
  (Cost $159,000)                                           175,781
                                                       ------------

       SERVICES 1.22%
-------------------------------------------------------------------
             Business Services 1.22%
-------------------------------------------------------------------
   150,000   USA Waste Services Inc, 4.00%, 02/01/02        184,687
                                                       ------------
TOTAL SERVICES
  (Cost $150,992)                                           184,687
                                                       ------------
TOTAL CONVERTIBLE DEBENTURES
  (Cost $613,935)                                           676,781
                                                       ------------

     CONVERTIBLE PREFERRED STOCKS 2.48%
-------------------------------------------------------------------
       CONSUMER CYCLICALS 1.17%
-------------------------------------------------------------------
             Media - Publishing - Cable 1.17%
-------------------------------------------------------------------
     2,300   TCI Communications Inc, 6.50%, 11/15/00        177,675
                                                       ------------
TOTAL CONSUMER CYCLICALS
  (Cost $158,125)                                           177,675
                                                       ------------

       SERVICES 1.31%
-------------------------------------------------------------------
             Business Services 1.31%
-------------------------------------------------------------------
     5,400   Snyder Communications, Inc - STRYPES,
             6.50%, 11/15/00                                198,450
                                                       ------------
TOTAL SERVICES
  (Cost $155,111)                                           198,450
                                                       ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $313,236)
                                                            376,125
                                                       ------------
Shares or
Principal                                                 Market
  Amount                                                  Value
----------                                             ------------

     MUTUAL FUNDS 3.31%
-------------------------------------------------------------------
 $ 502,320   Dreyfus Cash Management Fund              $    502,320
                                                       ------------
TOTAL MUTUAL FUNDS
  (Cost $502,320)                                           502,320
                                                       ------------

     INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED 1.20%
-------------------------------------------------------------------
       MUTUAL FUNDS 1.20%
-------------------------------------------------------------------
   181,522   AIM Liquid Assets Fund                         181,522
       229   AIM Prime Portfolio                                229
                                                       ------------
                                                            181,751
                                                       ------------
TOTAL MUTUAL FUNDS
  (Cost $181,751)                                           181,751
                                                       ------------
TOTAL INVESTMENTS OF CASH COLLATERAL FOR SECURITIES
  LOANED
  (Cost $181,751)
                                                            181,751
                                                       ------------

TOTAL INVESTMENTS
  (Cost $10,209,561)                           100.31%  $15,208,707
Liabilities in Excess of Other Assets           (0.31%)     (48,614)
                                               --------------------
NET ASSETS                                     100.00%  $15,160,093
                                               --------------------
                                               --------------------

See Notes to Statements of Investments.

    STATEMENTS OF            WESTCORE FUNDS ANNUAL
    INVESTMENTS                      REPORT                      MAY 29, 1998

WESTCORE INTERMEDIATE-TERM BOND FUND
May 29, 1998

Shares or
Principal                                               Market
  Amount                                                 Value
----------                                            -----------

       CORPORATE BONDS 53.31%
-----------------------------------------------------------------
         FINANCIAL 18.46%
-----------------------------------------------------------------
            Investment Banking/Brokerage 0.88%
-----------------------------------------------------------------
$  430,000  Merril Lynch & Co, Inc, 6.55%, 08/01/04   $   439,349
                                                      -----------

            Life Insurance 2.38%
-----------------------------------------------------------------
 1,150,000  Aetna Services, Inc, 7.125%, 08/15/06       1,191,960
                                                      -----------

            Personal Credit Institutions 1.46%
-----------------------------------------------------------------
   725,000  General Motors Acceptance Corp, 6.60%,
            01/17/01                                      734,399
                                                      -----------
            REITs 13.74%
-----------------------------------------------------------------
   550,000  Camden Property Trust, 6.625%, 05/15/01       551,742
   400,000  Centerpoint Property Trust, 6.75%,
            04/01/05                                      399,302
   600,000  Corporate Property Investors, 7.75%,
            08/15/04 (1)                                  643,367
   500,000  Developers Diversified Realty Trust,
            6.95%, 7/23/04                                506,880
   375,000  Evans Withycombe Residential Trust,
            7.50%, 04/15/04                               392,143
 1,000,000  Kimco Realty Corp, 6.83%, 11/14/05          1,034,828
   425,000  Nationwide Health Property Trust, 6.93%,
            12/18/01                                      448,214
 1,000,000  New Plan Realty Trust, 7.75%, 04/06/05      1,081,365
   750,000  Washington Real Estate Investment Trust,
            7.125%, 08/13/03                              771,156

Shares or
Principal                                               Market
  Amount                                                 Value
----------                                            -----------
$1,000,000  Weingarten Realty Investors Trust,
            7.22%, 06/01/05                           $ 1,064,512
                                                      -----------
                                                        6,893,509
                                                      -----------
TOTAL FINANCIAL
  (Cost $8,880,018)                                     9,259,217
                                                      -----------

         INDUSTRIAL 24.73%
-----------------------------------------------------------------
            Aerospace & Defense 3.99%
-----------------------------------------------------------------
   790,000  Raytheon Co, 6.50%, 07/15/05                  808,751
 1,150,000  Rockwell International Corp, 6.625%,
            06/01/05                                    1,193,212
                                                      -----------
                                                        2,001,963
                                                      -----------

            Chemicals 1.52%
-----------------------------------------------------------------
   750,000  ISP Chemicals Inc, 9.00%, 03/01/99            762,615
                                                      -----------

            Food, Beverages & Tobacco 1.04%
-----------------------------------------------------------------
   500,000  RJR Nabisco Inc, 8.625%, 12/01/02             521,967
                                                      -----------

            Hotels-Restaurants-Leisure 1.55%
-----------------------------------------------------------------
   350,000  Circus Circus Enterprises Inc, 6.45%,
            02/01/06                                      331,743
   425,000  Hilton Hotels Corp, 7.95%, 04/15/07           446,831
                                                      -----------
                                                          778,574
                                                      -----------

            Metals 2.09%
-----------------------------------------------------------------
 1,000,000  CSR America Inc, 6.875%, 07/21/05           1,046,539
                                                      -----------

            Multimedia-Publishing 12.46%
-----------------------------------------------------------------
 1,100,000  Cox Communications Inc, 6.375%, 06/15/00    1,107,922
   750,000  New York Times Co, 7.625%, 03/15/05           813,648
Shares or
Principal                                               Market
  Amount                                                 Value
----------                                            -----------
$  775,000  TCI Communications Inc, 8.00%, 08/01/05   $   840,856
 1,000,000  TKR Cable Inc, 10.50%, 10/30/07             1,099,693
 1,000,000  Time Warner Entertainment Co, 9.625%,
            05/01/02                                    1,118,747
 1,250,000  Walt Disney Co, 6.375%, 03/30/01            1,267,758
                                                      -----------
                                                        6,248,624
                                                      -----------

            Retail 2.08%
-----------------------------------------------------------------
 1,000,000  Kmart Corp, 8.125%, 12/01/06                1,045,010
                                                      -----------
TOTAL INDUSTRIAL
  (Cost $11,767,720)                                   12,405,292
                                                      -----------

         TRANSPORTATION 7.10%
-----------------------------------------------------------------
            Air Transportation 7.10%
-----------------------------------------------------------------
   811,046  American Airlines Sr 1991, 9.71%,
            01/02/07                                      885,905
   475,243  Continental Airlines Pass-Through
            Certificates, 7.75%, 07/02/14                 512,644
 1,009,065  Jet Equipment Trust Series 95-B, 7.83%,
            02/15/15 (1)                                1,093,928
   925,083  United Airlines Pass-Through
            Certificates 95-A1, 9.02%, 04/19/12         1,067,921
                                                      -----------
                                                        3,560,398
                                                      -----------
TOTAL TRANSPORTATION
  (Cost $3,231,871)                                     3,560,398
                                                      -----------

         UTILITIES 3.02%
-----------------------------------------------------------------
            Electric & Other Services Combined 2.11%
-----------------------------------------------------------------
 1,000,000  Long Island Lighting Co, 7.125%,
            06/01/05                                    1,056,412
                                                      -----------

    STATEMENTS OF            WESTCORE FUNDS ANNUAL
    INVESTMENTS                      REPORT                      MAY 29, 1998

WESTCORE INTERMEDIATE-TERM BOND FUND
May 29, 1998 (continued)

Shares or
Principal                                               Market
  Amount                                                 Value
----------                                            -----------
            Natural Gas 0.91%
-----------------------------------------------------------------
$  460,000  KN Energy Inc, 6.45%, 03/01/03            $   461,669
                                                      -----------
TOTAL UTILITIES
  (Cost $1,439,745)                                     1,518,081
                                                      -----------
TOTAL CORPORATE BONDS
  (Cost $25,319,354)                                   26,742,988
                                                      -----------
       ASSET-BACKED SECURITIES, COLLATERALIZED MORTGAGE
       OBLIGATIONS & MORTGAGE-BACKED SECURITIES 13.84%
-----------------------------------------------------------------
            Asset-Backed Securities 2.80%
-----------------------------------------------------------------
   500,000  American Express Master Trust, 5.90%,
            05/15/03                                      500,000
   250,000  California Infrastructure and Economic
            Development Bank, 6.25%, 6/25/04              253,294
   650,000  Premier Auto Trust, 5.77%, 01/06/02           649,431
                                                      -----------
                                                        1,402,725
                                                      -----------

            Collateralized Mortgage Obligations 0.75%
-----------------------------------------------------------------
   353,279  Collateralized Mortgage Security Corp,
            8.75%, 4/20/19                                374,790
                                                      -----------
            Mortgage-Backed Securities 10.29%
-----------------------------------------------------------------
 1,700,789  FHLMC GP #000336, 6.00%, 10/01/24           1,662,998
 1,052,206  FNMA Pool #303845, 7.00%, 05/01/11          1,074,418
 1,312,850  FNMA Pool #362443, 6.50%, 12/01/08          1,322,657
Shares or
Principal                                               Market
  Amount                                                 Value
----------                                            -----------
$1,008,370  GNMA Pool #780019, 9.50%, 11/15/09        $ 1,104,366
                                                      -----------
                                                        5,164,439
                                                      -----------
TOTAL ASSET-BACKED SECURITIES, COLLATERALIZED
  MORTGAGE OBLIGATIONS & MORTGAGE-BACKED SECURITIES
  (Cost $6,733,677)
                                                        6,941,954
                                                      -----------

       U.S. GOVERNMENT TREASURIES 30.18%
-----------------------------------------------------------------
            U.S. Treasury Notes:
 1,000,000  6.75%, 06/30/99                             1,012,501
 2,000,000  6.875%, 08/31/99                            2,031,252
 1,500,000  7.75%, 11/30/99                             1,546,407
 1,000,000  5.875%, 02/15/00                            1,005,001
 2,500,000  6.875%, 03/31/00                            2,557,815
   500,000  6.75%, 04/30/00                               510,782
 2,250,000  6.25%, 04/30/01                             2,290,784
 2,000,000  7.875%, 08/15/01                            2,133,126
 2,000,000  6.50%, 08/31/01                             2,053,752
                                                      -----------
                                                       15,141,420
                                                      -----------
TOTAL U.S. GOVERNMENT TREASURIES
  (Cost $15,090,936)
                                                       15,141,420
                                                      -----------

       MUTUAL FUNDS 1.30%
-----------------------------------------------------------------
   650,204  Dreyfus Cash Management Fund                  650,204
                                                      -----------
TOTAL MUTUAL FUNDS
  (Cost $650,204)                                         650,204
                                                      -----------

TOTAL INVESTMENTS
  (Cost $47,794,171)                       98.63%   49,476,566
Other Assets in Excess of Liabilities       1.37%      682,652
                                          --------------------
NET ASSETS                                100.00%  $50,159,218
                                          --------------------
                                          --------------------

See Notes to Statements of Investments.
WESTCORE LONG-TERM BOND FUND
May 29, 1998

Shares or
Principal                                               Market
  Amount                                                Value
----------                                            ----------

       CORPORATE BONDS 48.80%
----------------------------------------------------------------
         FINANCIAL 19.58%
----------------------------------------------------------------
            Financial Services 1.41%
----------------------------------------------------------------
$  250,000  Leucadia National Corp, 7.75%, 08/15/13   $  259,650
                                                      ----------

            Fire Marine & Casualty Insurance 3.19%
----------------------------------------------------------------
   250,000  Geico Corp, 9.15%, 09/15/21                  283,719
   300,000  Zurich Reinsurance Center Holdings,
            7.125%, 10/15/23                             305,462
                                                      ----------
                                                         589,181
                                                      ----------

            Life Insurance 4.46%
----------------------------------------------------------------
   230,000  Aetna Services, Inc, 7.625%, 08/15/26        244,735
   500,000  Lincoln National Insurance Co, 9.125%,
            10/01/24                                     578,945
                                                      ----------
                                                         823,680
                                                      ----------

            REITs 10.52%
----------------------------------------------------------------
   100,000  Centerpoint Property Trust, 6.75%,
            04/01/05                                      99,826
   250,000  ERP Operating Ltd Partnership, 7.57%,
            08/15/26                                     273,306
   300,000  Kimco Realty Corp, 6.83%, 11/14/05           310,448
   150,000  Nationwide Health Property, 6.93%,
            12/18/01                                     158,193
   250,000  New Plan Realty Trust 7.75%, 04/06/05        270,341
   375,000  Property Trust of America, 6.875%,
            02/15/08                                     378,786
   250,000  Rouse Co, 8.50%, 01/15/03                    266,908

    STATEMENTS OF            WESTCORE FUNDS ANNUAL
    INVESTMENTS                      REPORT                      MAY 29, 1998

WESTCORE LONG-TERM BOND FUND
May 29, 1998 (continued)

Shares or
Principal                                               Market
  Amount                                                Value
----------                                            ----------
$  175,000  Weingarten Realty Investors Trust,
            7.22%, 06/01/05                           $  186,290
                                                      ----------
                                                       1,944,098
                                                      ----------
TOTAL FINANCIAL
  (Cost $3,341,473)                                    3,616,609
                                                      ----------

         INDUSTRIAL 19.31%
----------------------------------------------------------------
            Aerospace & Defense 2.93%
----------------------------------------------------------------
   250,000  Lockheed Martin Corp, 7.70%, 06/15/05        274,628
   260,000  Raytheon Co, 6.50%, 07/15/05                 266,171
                                                      ----------
                                                         540,799
                                                      ----------
            Chemicals 2.37%
----------------------------------------------------------------
   400,000  Lubrizol Corp, 7.25%, 06/15/25               436,758
                                                      ----------

            Dairy Products 2.64%
----------------------------------------------------------------
   500,000  Borden Inc, 7.875%, 02/15/23                 488,170
                                                      ----------
            Hotels - Restaurants - Leisure 1.62%
----------------------------------------------------------------
   150,000  Circus Circus Enterprises Inc, 6.45%,
            02/01/06                                     142,175
   150,000  Hilton Hotels Corp, 7.95%, 04/15/07          157,705
                                                      ----------
                                                         299,880
                                                      ----------
            Multimedia-Publishing 7.00%
----------------------------------------------------------------
   300,000  Cox Communications Inc, 7.625%, 06/15/25     331,114
   500,000  TCI Communications Inc, 8.00%, 08/01/05      542,488
   275,000  Time Warner Inc, 7.25%, 10/15/17             285,952
   125,000  US West Capital Funding, 6.95%, 01/15/37     132,410
                                                      ----------
                                                       1,291,964
                                                      ----------
Shares or
Principal                                               Market
  Amount                                                Value
----------                                            ----------

            Retail 2.75%
----------------------------------------------------------------
$  500,000  Kmart Corp, 7.95%, 02/01/23               $  508,379
                                                      ----------
TOTAL INDUSTRIAL
  (Cost $3,230,791)                                    3,565,950
                                                      ----------

         TRANSPORTATION 5.92%
----------------------------------------------------------------
            Air Transportation - Scheduled 5.92%
----------------------------------------------------------------
   350,000  AMR Corp, 10.00%, 04/15/21                   472,450
   327,012  Jet Equipment Trust, 7.83%, 02/15/15 (1)     354,513
   231,271  United Airlines Pass-Through
            Certificates, 9.02%, 04/19/12                266,980
                                                      ----------
                                                       1,093,943
                                                      ----------
TOTAL TRANSPORTATION
  (Cost $907,068)                                      1,093,943
                                                      ----------

         UTILITIES 3.99%
----------------------------------------------------------------
            Electric & Other Services Combined 3.15%
----------------------------------------------------------------
   550,000  Long Island Lighting Co, 7.125%,
            06/01/05                                     581,027
                                                      ----------

            Natural Gas 0.84%
----------------------------------------------------------------
   150,000  KN Energy Inc, 7.25%, 03/01/28               153,894
                                                      ----------
TOTAL UTILITIES
  (Cost $689,409)                                        734,921
                                                      ----------
TOTAL CORPORATE BONDS
  (Cost $8,168,741)                                    9,011,423
                                                      ----------

       ASSET-BACKED SECURITIES, COLLATERALIZED MORTGAGE
       OBLIGATIONS & MORTGAGE-BACKED SECURITIES 4.01%
----------------------------------------------------------------
            Mortgage-Backed Securities 4.01%
----------------------------------------------------------------
   409,829  FHLMC Pool #000336, 6.00%, 10/01/24          400,722
Shares or
Principal                                               Market
  Amount                                                Value
----------                                            ----------
$  332,276  FNMA Pool #303845, 7.00%, 05/01/11        $  339,290
                                                      ----------
                                                         740,012
                                                      ----------
TOTAL ASSET-BACKED SECURITIES, COLLATERALIZED
  MORTGAGE OBLIGATIONS & MORTGAGE-BACKED SECURITIES
  (Cost $707,996)
                                                         740,012
                                                      ----------

       U.S. GOVERNMENT TREASURIES 43.03%
----------------------------------------------------------------
            U.S. Treasury Notes/Bonds 29.11%
----------------------------------------------------------------
   400,000  U.S. Treasury Note, 7.00%, 07/15/06          434,125
                                                      ----------
            U.S. Treasury Bonds:
   350,000  7.50%, 11/15/16                              413,000
   500,000  8.875%, 02/15/19                             676,407
 1,000,000  7.875%, 02/15/21                           1,243,438
 1,100,000  8.125%, 08/15/21                           1,404,219
 1,150,000  6.25%, 08/15/23                            1,203,189
                                                      ----------
                                                       4,940,253
                                                      ----------

            U.S. Government Zero Coupon Strips 13.92%
----------------------------------------------------------------
 4,000,000  08/15/11                                   1,858,224
 2,350,000  08/15/18                                     713,025
                                                      ----------
                                                       2,571,249
                                                      ----------
TOTAL U.S. GOVERNMENT TREASURIES
  (Cost $6,874,407)
                                                       7,945,627
                                                      ----------

    STATEMENTS OF            WESTCORE FUNDS ANNUAL
    INVESTMENTS                      REPORT                      MAY 29, 1998

WESTCORE LONG-TERM BOND FUND
May 29, 1998 (continued)

Shares or
Principal                                               Market
  Amount                                                Value
----------                                            ----------

       MUTUAL FUNDS 2.05%
----------------------------------------------------------------
   379,477  Dreyfus Cash Management Fund              $  379,477
TOTAL MUTUAL FUNDS
  (Cost $379,477)                                        379,477
                                                      ----------

TOTAL INVESTMENTS
  (Cost $16,130,618)                        97.89% $18,076,539
Other Assets in Excess of Liabilities        2.11%     389,725
                                          --------------------
NET ASSETS                                 100.00% $18,466,264
                                          --------------------
                                          --------------------

See Notes to Statements of Investments.

    STATEMENTS OF            WESTCORE FUNDS ANNUAL
    INVESTMENTS                      REPORT                      MAY 29, 1998

WESTCORE COLORADO TAX-EXEMPT FUND
May 29, 1998

Shares or
Principal                                             Bond Rating*
  Amount                                               Moody's/S&P   Market Value
----------                                            -------------  ------------
        CERTIFICATES OF PARTICIPATION 4.49%
---------------------------------------------------------------------------------
$  100,000  Colorado State Board of Agriculture,
            Certificate of Participation CSU
            Research Foundation Master Lease
            Purchase Agreement, 6.45%, 11/01/01,
            Optional any time @ 100.00, MBIA               Aaa/AAA   $    103,277
   500,000  Fremont County, Certificate of
            Participation, Lease Purchase Agreement,
            5.125%, 12/15/11, Optional any time @
            100.00, MBIA                                   Aaa/AAA        510,860
   250,000  State of Colorado, Certificate of
            Participation Master Lease Purchase
            Agreement II, 5.10% 11/01/06, Optional
            any time @ 100.00, MBIA                        Aaa/AAA        261,838
   510,000  Weld County, Certificate of
            Participation Correctional Facilities,
            Lease Purchase Agreement, 5.35%,
            08/01/10, Optional any time @ 100.00,
            MBIA                                           Aaa/AAA        539,065
                                                                     ------------
TOTAL CERTIFICATES OF PARTICIPATION
  (Cost $1,353,830)                                                     1,415,040
                                                                     ------------

        GENERAL OBLIGATION BONDS 58.60%
---------------------------------------------------------------------------------
            County/City/Special District/School District 58.60%
---------------------------------------------------------------------------------
   100,000  Adams County School District 12,
            7.25%, 12/15/09, Prerefunded 12/15/99 @
            100.00                                           NR/A+        104,994
   500,000  Adams County School District 14,
            5.30%, 12/01/09, Optional 12/01/07 @
            101.00, FSA                                    Aaa/AAA        531,470
   100,000  Adams & Arapahoe Counties Joint School
            District 28J, 5.75%, 12/01/06, MBIA            Aaa/AAA        109,716
   100,000  Adams & Arapahoe Counties School
            District 29J, 5.40%, 12/01/09, Optional
            12/01/06 @ 100.00, MBIA                        Aaa/AAA        106,520
   250,000  Adams & Weld Counties School District
            27J,
            5.55% 12/01/09, Optional 12/01/06 @
            100.00, FGIC                                   Aaa/AAA        267,725
   125,000  Alamosa & Conejos Counties School
            District Re-11J, 4.90%, 12/01/07,
            Optional 12/01/05 @ 100.00, MBIA               Aaa/AAA        129,200

Shares or
Principal                                             Bond Rating*
  Amount                                               Moody's/S&P   Market Value
----------                                            -------------  ------------
$  100,000  Arapahoe County School District 1,
            4.85%, 11/01/04, FSA                           Aaa/AAA   $    103,452
   100,000  Arapahoe County School District 2,
            6.75%, 12/01/04, Prerefunded 12/01/99 @
            101.00                                            A/NR        105,312
    25,000  Arapahoe County School District 2,
            6.75%, 12/01/04, Escrowed to Maturity             A/NR         28,581
            Arapahoe County School District 5:
   250,000    5.25%, 12/15/04, Optional 12/15/03 @
              100.00                                        Aa2/AA        263,237
   250,000    5.50%, 12/15/06                               Aa2/AA        270,885
   250,000  Arapahoe County School District 6,
            5.50%, 12/01/06                                 Aa2/AA        270,812
   250,000  Archuleta & Hinsdale Counties Joint
            School District No. 50 JT, 5.50%,
            12/01/14, Optional 12/01/06 @ 101.00,
            MBIA                                           Aaa/AAA        261,987
   100,000  Basalt & Rural Fire Protection District,
            Eagle & Pitkin Counties, 5.20%,
            12/01/15, Optional 12/01/06 @ 100.00,
            AMBAC                                          Aaa/AAA        101,482
   150,000  Boulder, Boulder County Library,
            7.30%, 10/01/08, Prerefunded 10/01/98 @
            100.00                                         Aaa/AAA        151,815
   500,000  Boulder, Boulder County Parks,
            5.125%, 12/15/09, Optional 12/15/06 @
            100.00                                          Aa1/AA        520,875
            Boulder & Gilpin Counties, Boulder
            Valley School District Re-2:
   250,000    5.55%, 12/01/03                               Aa3/AA        267,067
 1,000,000    5.00%, 12/01/11, Optional 12/01/07 @
              100.00, FGIC                                 Aaa/AAA      1,020,490
            Boulder, Larimer & Weld Counties, St.
            Vrain Valley School District Re-1J:
   100,000    5.50%, 12/15/04, Optional 12/15/02 @
              101.00, MBIA                                 Aaa/AAA        106,068
   175,000    5.80%, 12/15/07, Optional 12/15/02 @
              101.00, MBIA                                 Aaa/AAA        186,275
   100,000    6.00%, 12/15/10, Optional 12/15/02 @
              101.00, MBIA                                 Aaa/AAA        107,640
   205,000  Brighton, Adams County, Water,
            6.625%, 12/01/11, Prerefunded 12/01/01 @
            101.00, MBIA                                   Aaa/AAA        224,222

    STATEMENTS OF            WESTCORE FUNDS ANNUAL
    INVESTMENTS                      REPORT                      MAY 29, 1998

WESTCORE COLORADO TAX-EXEMPT FUND
May 29, 1998 (continued)

Shares or
Principal                                             Bond Rating*
  Amount                                               Moody's/S&P   Market Value
----------                                            -------------  ------------
$  250,000  Broomfield, Boulder, Jefferson, Adams &
            Weld Counties, Water, 4.55%, 08/01/10,
            Optional 08/01/08 @ 100.00, FSA                Aaa/AAA   $    247,498
   100,000  Carbondale & Rural Fire Protection
            District, Garfield, Gunnison & Pitkin
            Counties, 5.20%, 12/01/10, Optional
            12/01/04 @ 101.00, AMBAC                       Aaa/AAA        104,382
   150,000  Chaffee County School District R-31,
            5.10%, 12/01/09, Optional 12/01/06 @
            100.00, FSA                                    Aaa/AAA        155,979
   425,000  Chaffee & Fremont Counties School
            District R-32J, 5.00%, 12/01/12,
            Optional 12/01/07 @ 100.00, FSA                Aaa/AAA        428,519
   250,000  Clear Creek County School District Re-1,
            5.40%, 12/01/11, Optional 12/01/05 @
            100.00, MBIA                                   Aaa/AAA        262,120
            Colorado Springs, El Paso County:
   125,000    6.60%, 09/01/00, Prerefunded 09/01/99
              @ 100.00                                      NR/AAA        129,336
   250,000    5.00%, 09/01/06, Optional 09/01/03 @
              100.00                                       Aa3/AA-        257,545
            Douglas & Elbert Counties School
            District Re-1:
   250,000    5.75%, 12/15/05, Optional 12/15/01 @
              101.00, FGIC                                 Aaa/AAA        265,300
   250,000    6.15%, 12/15/08, Optional 12/15/04 @
              101.00, MBIA                                 Aaa/AAA        277,270
            Eagle, Garfield & Routt Counties School
            District Re 50J:
    85,000    5.60%, 12/01/01, FGIC                        Aaa/AAA         89,350
   200,000    5.75%, 12/01/03, Optional 12/01/02 @
              100.00, FGIC                                 Aaa/AAA        212,858
   100,000  El Paso County School District 2,
            5.70%, 12/01/14, Optional 12/01/05 @
            100.00                                          Aa3/NR        104,846
   125,000  El Paso County School District 3,
            6.20%, 12/15/00, Optional 6/15/98 @
            101.00, MBIA                                   Aaa/AAA        127,769
   500,000  El Paso County School District 11,
            5.50%, 12/01/14, Optional 12/01/07 @
            103.00                                          Aa3/AA        532,045
Shares or
Principal                                             Bond Rating*
  Amount                                               Moody's/S&P   Market Value
----------                                            -------------  ------------
$   80,000  El Paso County School District 12,
            5.90%, 9/15/04                                  Aa1/NR   $     87,448
   125,000  El Paso County School District 49,
            6.75%, 12/01/04, Optional 12/01/00 @
            100.00, MBIA                                   Aaa/AAA        133,096
   200,000  Fort Collins, Larimer County,
            5.55%, 12/01/03, Optional 12/01/02 @
            101.00                                           Aa/AA        212,890
   250,000  Fruita, Mesa County, 4.75%, 10/01/06,
            Optional 10/01/04 @ 100.00, MBIA               Aaa/AAA        255,475
   250,000  Garfield County School District Re-2,
            4.50%, 12/01/11, Optional 12/01/07 @
            100.00, FSA                                    Aaa/AAA        243,093
   250,000  Garfield, Pitkin & Eagle Counties,
            Roaring Fork School District Re-1,
            6.60%, 12/15/14, Prerefunded 06/15/04 @
            101.00, MBIA                                   Aaa/AAA        283,963
   625,000  Goldsmith Metropolitan District,
            Arapahoe & Denver Counties, 6.50%,
            12/01/03, Optional 12/01/99 @ 101.00,
            MBIA                                           Aaa/AAA        654,056
   500,000  Grand County, East Grand School District
            2,
            5.00%, 12/01/17, Optional 12/01/08 @
            100.00, AMBAC                                  Aaa/AAA        495,085
            Jefferson County School District R-1:
   100,000    5.10%, 12/15/99, AMBAC                       Aaa/AAA        101,908
   100,000    5.75%, 12/15/03, Prerefunded 12/15/02
              @ 101.00, AMBAC                              Aaa/AAA        107,694
   500,000    5.90%, 12/15/04, Prerefunded 12/15/02
              @ 101.00, AMBAC                              Aaa/AAA        541,550
   335,000  Lafayette, Boulder County,
            4.75%, 12/15/10 Optional 12/15/08, @
            100.00, FGIC                                   Aaa/AAA        337,760
   250,000  La Plata County School District 9-R,
            5.25%, 11/01/05, MBIA                          Aaa/AAA        264,620
   125,000  Larimer County, Poudre School District
            R-1,
            7.00%, 12/15/08, Prerefunded 12/15/01 @
            101.00                                           NR/NR        137,881
   500,000  Larimer, Weld & Boulder Counties,
            Thompson School District R2-J, 5.40%,
            12/15/13, Optional 06/15/07 @ 101.00,
            FGIC                                           Aaa/AAA        520,335

    STATEMENTS OF            WESTCORE FUNDS ANNUAL
    INVESTMENTS                      REPORT                      MAY 29, 1998

WESTCORE COLORADO TAX-EXEMPT FUND
May 29, 1998 (continued)

Shares or
Principal                                             Bond Rating*
  Amount                                               Moody's/S&P   Market Value
----------                                            -------------  ------------
$  100,000  Longmont, Boulder County,
            5.15%, 09/01/99, MBIA                          Aaa/AAA   $    101,609
            Mesa County Valley School District 51:
   250,000    4.80%, 12/01/05, MBIA                        Aaa/AAA        257,622
   500,000    5.40%, 12/01/12, Optional 12/01/06 @
              101.00, MBIA                                 Aaa/AAA        521,750
   150,000  Montezuma County School District Re-4A,
            5.10%, 12/01/10, Optional 12/01/07 @
            101.00, MBIA                                   Aaa/AAA        155,812
   105,000  Morgan County School District Re-3,
            6.45%, 12/01/98, Escrowed to Maturity             A/NR        106,429
   250,000  Northglenn, Adams County, Water,
            5.50%, 12/01/06, Optional 12/01/04 @
            101.00, FSA                                    Aaa/AAA        267,735
   100,000  Otero County, East Otero School District
            R-1,
            5.05%, 12/15/09, Optional 12/15/05 @
            100.00, FSA                                    Aaa/AAA        103,574
   100,000  Pitkin County School District Re-1,
            5.50%, 11/15/00, AMBAC                         Aaa/AAA        103,599
   125,000  Poudre Valley Hospital District, Larimer
            County, 6.80%, 11/15/02, Prerefunded
            11/15/98 @ 101.00                               NR/AAA        127,994
            Pueblo, Pueblo County Limited Tax:
   200,000    5.80%, 06/01/11, Optional 06/01/06 @
              100.00, MBIA                                 Aaa/AAA        215,144
   250,000    6.00%, 06/01/16, Optional 06/01/06 @
              100.00, MBIA                                 Aaa/AAA        266,327
   225,000  Pueblo County School District 70,
            5.00%, 12/01/11, Optional 12/01/07 @
            100.00, AMBAC                                  Aaa/AAA        229,090
   150,000  Rio Grande County School District C-8,
            5.35%, 11/15/11, Optional 11/15/05 @
            100.00, FSA                                    Aaa/AAA        155,787
            Routt County School District Re-2:
    75,000    5.00%, 12/01/05, Optional 12/01/03 @
              100.00, FGIC                                 Aaa/AAA         77,327
   250,000    5.05%, 12/01/13, Optional 12/01/07 @
              100.00, MBIA                                 Aaa/AAA        252,633
   100,000  San Miguel & Montrose Counties, School
            District R-2J, 5.00%, 12/01/12, Optional
            12/01/07 @ 100.00, MBIA                        Aaa/AAA        101,055
Shares or
Principal                                             Bond Rating*
  Amount                                               Moody's/S&P   Market Value
----------                                            -------------  ------------
$  250,000  San Miguel County School District R-1,
            5.50%, 12/01/12, Optional 12/01/05 @
            101.00, MBIA                                   Aaa/AAA   $    261,925
   250,000  South Suburban Park and Recreation
            District, Arapahoe, Douglas & Jefferson
            Counties, 5.00%, 12/15/12, Optional
            12/15/08, @ 100.00 FGIC                        Aaa/AAA        253,060
            Thornton, Adams County, Water:
    25,000    7.40%, 12/01/98, FGIC                        Aaa/AAA         25,461
   125,000    5.75%, 12/01/04, Optional 12/01/02 @
              101.00, FGIC                                 Aaa/AAA        133,809
   250,000    6.00%, 12/01/05, Optional 12/01/02 @
              101.00, FGIC                                 Aaa/AAA        270,050
   135,000  Three Lakes Water & Sanitation District,
            Grand County Limited Tax, 6.00%,
            06/01/00 Optional 06/01/98 @ 101.00,
            MBIA                                           Aaa/AAA        137,777
   150,000  Weld County School District Re-4,
            5.30%, 12/01/10, Optional 12/01/05 @
            100.00, MBIA                                   Aaa/AAA        156,893
            Weld County School District 6:
   250,000    5.50%, 12/01/06                                Aa/AA        270,258
   250,000    5.20%, 12/01/10, Optional 12/01/07 @
              101.00                                         Aa/AA        262,592
   100,000  Willows Water District, Arapahoe County,
            6.40%, 12/01/98, Optional 06/01/98 @
            100.00, MBIA                                   Aaa/AAA        100,220
   100,000  Woodland Park, Teller County,
            6.30%, 07/01/08, Optional 07/01/00 @
            101.00, FGIC                                   Aaa/AAA        105,399
   125,000  Woodmoor Water & Sanitation District 1,
            El Paso County, 6.20%, 12/01/00,
            Optional 06/01/98 @ 100.00, MBIA               Aaa/AAA        125,015
   250,000  Wray Community Hospital District, Yuma
            County, 5.00%, 10/15/11, Optional
            10/15/04 @ 100.00, AMBAC                       Aaa/AAA        253,683
   250,000  Yuma Hospital District, Yuma County,
            4.95%, 11/01/14, Optional 11/01/07 @
            100.00, MBIA                                   Aaa/AAA        248,990
                                                                     ------------
TOTAL GENERAL OBLIGATION BONDS
  (Cost $17,793,073)                                                   18,460,115
                                                                     ------------

    STATEMENTS OF            WESTCORE FUNDS ANNUAL
    INVESTMENTS                      REPORT                      MAY 29, 1998

WESTCORE COLORADO TAX-EXEMPT FUND
May 29, 1998 (continued)

Shares or
Principal                                             Bond Rating*
  Amount                                               Moody's/S&P   Market Value
----------                                            -------------  ------------
        REVENUE BONDS 29.45%
---------------------------------------------------------------------------------
            Education 1.49%
---------------------------------------------------------------------------------
$  100,000  State of Colorado Department of Higher
            Education by State Board for Community
            Colleges & Occupational Education,
            5.20%, 11/01/03, Optional 11/01/02 @
            100.00, AMBAC                                  Aaa/AAA   $    104,076
   100,000  University of Colorado Board of Regents
            Auxiliary Facilities, 6.50%, 06/01/01,
            Prerefunded 06/01/00 @ 101.00                    A1/NR        105,775
   250,000  University of Northern Colorado Board of
            Trustees, Auxiliary Facilities System,
            5.00%, 06/01/03, MBIA                          Aaa/AAA        259,173
                                                                     ------------
                                                                          469,024
                                                                     ------------

            Public Facilities .69%
---------------------------------------------------------------------------------
   200,000  Denver Metropolitan Major League
            Baseball Stadium District Sales Tax,
            6.25%, 10/01/02, Prerefunded 10/01/01 @
            101.00, FGIC                                   Aaa/AAA        215,674
                                                                     ------------
            Special Tax 11.09%
---------------------------------------------------------------------------------
   100,000  Aspen, Pitkin County,
            8.50%, 10/01/99 Escrowed to Maturity,
            MBIA                                           Aaa/AAA        106,071
   500,000  Boulder County Open Space Sales & Use
            Tax,
            5.75%, 12/15/04, FGIC                          Aaa/AAA        543,340
   250,000  Boulder Urban Renewal Authority Tax
            Increment, 6.00%, 03/01/02, Optional
            03/01/00 @ 101.00, MBIA                        Aaa/AAA        260,568
   250,000  Breckenridge, Summit County Excise Tax,
            5.20%, 12/01/01, Optional 12/01/00 @
            101.00, MBIA                                   Aaa/AAA        259,348
   200,000  Castle Rock, Douglas County Sales & Use
            Tax, 5.25%, 06/01/06, FSA                      Aaa/AAA        212,058
   100,000  Commerce City, Adams County Sales & Use
            Tax, 5.375%, 08/01/07, Optional 08/01/03
            @ 101.00, MBIA                                 Aaa/AAA        105,401
Shares or
Principal                                             Bond Rating*
  Amount                                               Moody's/S&P   Market Value
----------                                            -------------  ------------
$  250,000  Douglas County Sales & Use Tax,
            5.25%, 10/15/07, Optional 10/15/06 @
            100.00, MBIA                                   Aaa/AAA   $    264,385
   500,000  Fort Collins, Larimer County Sales & Use
            Tax, 4.90%, 06/01/01, FGIC                     Aaa/AAA        512,055
   325,000  Greeley, Weld County Sales & Use Tax,
            4.80%, 10/01/15, Optional 10/01/08 @
            100.00, MBIA                                   Aaa/AAA        317,282
   150,000  Ignacio, La Plata County Sales Tax,
            4.75%, 12/01/09, AMBAC                         Aaa/AAA        152,396
   150,000  Lafayette, Boulder County Sales & Use
            Tax,
            6.40%, 11/15/04, Prerefunded 11/15/01 @
            100.00, AMBAC                                  Aaa/AAA        161,676
   250,000  Lakewood, Jefferson County Sales & Use
            Tax,
            4.70%, 12/01/12, Optional 12/01/09 @
            100.00                                           NR/AA        243,233
   100,000  Las Animas County Sales & Use Tax,
            4.75%, 12/01/06, Asset Guaranty                  NR/AA        100,906
   250,000  Thornton, Adams County Sales & Use Tax,
            4.75%, 03/01/07, AMBAC                         Aaa/AAA        255,920
                                                                     ------------
                                                                        3,494,639
                                                                     ------------

            Transportation 1.14%
---------------------------------------------------------------------------------
   250,000  Colorado Springs, El Paso County Airport
            System, 5.10%, 01/01/10, Optional
            01/01/06 @ 101.00, MBIA                        Aaa/AAA        257,880
   100,000  Regional Transportation District RTD
            Sales Tax, 7.00%, 11/01/98, FGIC               Aaa/AAA        101,373
                                                                     ------------
                                                                          359,253
                                                                     ------------

            Utility 15.04%
---------------------------------------------------------------------------------
   150,000  Berthoud, Larimer & Weld Counties, Water
            Enterprise, 5.00%, 10/15/09, Optional
            10/15/07 @ 100.00, FSA                         Aaa/AAA        155,099
            Boulder, Boulder County Water & Sewer:
    75,000    5.75%, 12/01/06, Optional 12/01/02 @
              100.00                                         Aa/AA         79,191
   500,000    5.50%, 12/01/11, Optional 12/01/06 @
              100.00                                         Aa/AA        530,655

    STATEMENTS OF            WESTCORE FUNDS ANNUAL
    INVESTMENTS                      REPORT                      MAY 29, 1998

WESTCORE COLORADO TAX-EXEMPT FUND
May 29, 1998 (continued)

Shares or
Principal                                             Bond Rating*
  Amount                                               Moody's/S&P   Market Value
----------                                            -------------  ------------
$  250,000  Central Weld County Water District,
            5.25%, 12/01/05, Optional 12/01/03 @
            100.00, MBIA                                   Aaa/AAA   $    261,533
            Colorado Springs, El Paso County
            Utilities Systems:
   100,000    6.40%, 11/15/02, Optional 11/15/01 @
              102.00                                         Aa/AA        109,019
   250,000    5.75%, 11/15/10, Optional 11/15/06 @
              100                                            Aa/AA        270,503
   200,000  Colorado Water Resources and Power
            Development Authority, Clean Water 1998
            Series B Project Loan Subaccount for
            Colorado Springs, 5.00%, 09/01/08              Aaa/AAA        209,470
   250,000  Fort Collins, Larimer County Wastewater
            Utility Enterprise Sewer, 5.375%,
            12/01/09, Optional 12/01/05 @ 100.00,
            FGIC                                           Aaa/AAA        262,990
   100,000  Lafayette, Boulder County Sewer,
            4.95%, 09/01/05, FGIC                          Aaa/AAA        104,008
   500,000  Little Thompson Water District, Larimer
            Weld & Boulder Counties, 5.50%,
            12/01/11, Optional 12/01/05 @ 101.00,
            MBIA                                           Aaa/AAA        528,905
            Municipal Subdistrict, Northern Colorado
            Water Conservancy District:
   500,000    5.85%, 12/01/02, AMBAC                       Aaa/AAA        535,240
   250,000    5.25%, 12/01/15, Optional 12/01/07 @
              100.00, AMBAC                                Aaa/AAA        255,417
   500,000  Mesa County, Sewer,
            5.85%, 11/01/05, Optional 11/01/02 @
            100.00, FGIC                                   Aaa/AAA        530,890
            Platte River Power Authority:
   100,000    5.75%, 06/01/04 Optional 06/01/02 @
              102.00                                         Aa/A+        107,200
   400,000    5.75%, 06/01/04, MBIA                        Aaa/AAA        431,948
   250,000  Ute Water Conservancy District, Mesa
            County, 4.80%, 6/15/02, MBIA                   Aaa/AAA        255,895
Shares or
Principal                                             Bond Rating*
  Amount                                               Moody's/S&P   Market Value
----------                                            -------------  ------------
$  100,000  Westminster, Adams County Water &
            Wastewater Utility Enterprise, 6.25%,
            12/01/14, Optional 12/01/04 @ 100.00,
            AMBAC                                                    $    109,952
                                                                     ------------
                                                                        4,737,915
                                                                     ------------
TOTAL REVENUE BONDS
  (Cost $8,974,109)                                                     9,276,505
                                                                     ------------

        MUTUAL FUNDS 4.64%
---------------------------------------------------------------------------------
 1,460,672  Dreyfus Municipal Money Market Fund                         1,460,672
                                                                     ------------
TOTAL MUTUAL FUNDS
  (Cost $1,460,672)                                                     1,460,672
                                                                     ------------

TOTAL INVESTMENTS
  (Cost $29,581,684)                                       97.18%    $ 30,612,332
Other Assets in Excess of Liabilities                       2.82%         889,132
                                                         ------------------------
NET ASSETS                                                100.00%    $ 31,501,464
                                                         ------------------------
                                                         ------------------------

See Notes to Statements of Investments.

                       Notes to Statements of Investments

* Unaudited.
** Non-income producing security.
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    STATEMENTS OF ASSETS     WESTCORE FUNDS ANNUAL
    AND LIABILITIES                  REPORT                      MAY 29, 1998

                                             Westcore       Westcore       Westcore       Westcore       Westcore       Westcore
                             Westcore          Blue        Small-Cap        Growth      Intermediate-   Long- Term      Colorado
                           MIDCO Growth        Chip       Opportunity     and Income     Term Bond         Bond        Tax-Exempt
                               Fund            Fund           Fund           Fund           Fund           Fund           Fund
                           -------------   ------------   ------------   ------------   ------------   ------------   ------------
ASSETS
  Investments, at value
    (cost - see below)     $674,806,315    $72,060,689    $62,571,192    $15,208,707    $49,476,566    $18,076,539    $30,612,332
    - see accompanying
      statements
  Receivable for
    investments sold          6,741,213              0        246,117        162,113              0              0              0
  Dividends and interest
    receivable                  272,584        129,185         50,754         18,276        811,803        280,130        610,367
  Receivable for fund
    shares subscribed         2,121,279        520,960        363,201          2,212         12,536        183,641        305,250
  Organizational costs,
    net of accumulated
    amortization                      0              0          9,658              0              0              0              0
  Prepaid and other
    assets                      218,785         17,889         22,569          9,794         24,163          8,857          5,848
----------------------------------------------------------------------------------------------------------------------------------
  Total Assets              684,160,176     72,728,723     63,263,491     15,401,102     50,325,068     18,549,167     31,533,797
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
  Collateral received
    from broker             101,149,024              0      1,938,400        181,500              0              0              0
  Payable for investments
    purchased                 3,930,166              0        100,016         20,255              0              0              0
  Payable for fund shares
    redeemed                  8,639,726        149,424         53,662          1,108         80,750         47,596              0
  Payable for investment
    advisory fee                308,442         31,782         36,040             21         15,498          4,573              0
  Payable for
    administration fee          141,602         16,750         14,227          3,073         11,705          4,103          2,309
  Payable for trustees
    fees                        185,589         12,002          6,129          4,849         16,233          5,139          3,844
  Other payables              4,512,387         41,963         45,674         30,203         41,664         21,492         26,180
----------------------------------------------------------------------------------------------------------------------------------
  Total Liabilities         118,866,936        251,921      2,194,148        241,009        165,850         82,903         32,333
----------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS               $565,293,240    $72,476,802    $61,069,343    $15,160,093    $50,159,218    $18,466,264    $31,501,464
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS
  Paid-in capital          $363,573,796    $43,032,694    $46,913,162    $ 8,057,901    $50,170,564    $16,473,265    $30,498,261
  Undistributed/(distribution
    in excess of) net
    investment income        (1,030,830)       (18,625)       (29,471)      (199,233)        41,285         16,210         18,254
  Accumulated net
    realized gain/(loss)
    from investments         58,914,939      6,282,401      5,192,262      2,302,279     (1,735,026)        30,868        (45,699)
  Net unrealized
  appreciation/(depreciation)
    of investments          143,835,335     23,180,332      8,993,390      4,999,146      1,682,395      1,945,921      1,030,648
----------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS               $565,293,240    $72,476,802    $61,069,343    $15,160,093    $50,159,218    $18,466,264    $31,501,464
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE
  Net Assets               $565,293,240    $72,476,802    $61,069,343    $15,160,093    $50,159,218     18,466,264    $31,501,464
  Shares outstanding
    (unlimited shares
    authorized)              27,519,020      3,853,573      2,285,975      1,103,060      4,770,256      1,782,382      2,846,959
  Net asset value,
    offering and
    redemption price per
    share                        $20.54         $18.81         $26.71         $13.74         $10.51         $10.36         $11.06
----------------------------------------------------------------------------------------------------------------------------------
COST OF INVESTMENTS        $530,970,980    $48,880,357    $53,577,802    $10,209,561    $47,794,171    $16,130,618    $29,581,684

                       SEE NOTES TO FINANCIAL STATEMENTS

    STATEMENTS OF            WESTCORE FUNDS ANNUAL
    OPERATIONS                       REPORT                      MAY 29, 1998

                                                  Westcore       Westcore       Westcore      Westcore      Westcore      Westcore
                                  Westcore          Blue        Small-Cap        Growth      Intermediate-  Long-Term     Colorado
                                MIDCO Growth        Chip       Opportunity     and Income     Term Bond       Bond       Tax-Exempt
                                    Fund            Fund           Fund           Fund          Fund          Fund          Fund
                                -------------   ------------   ------------   ------------   -----------   -----------   -----------
INVESTMENT INCOME
Dividends                       $  1,104,939    $ 1,034,148    $   485,448    $   195,902    $        0    $        0    $        0
Interest                           1,220,129        111,976        136,578         62,750     3,527,100     1,209,611     1,311,995
Other Income                         319,664          7,208         10,333          1,710         4,318         1,467         1,805
------------------------------------------------------------------------------------------------------------------------------------
Total Income                       2,644,732      1,153,332        632,359        260,362     3,531,418     1,211,078     1,313,800
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Investment advisory fees           4,107,999        427,072        473,769        109,352       239,428        79,810       129,855
Administrative fees                1,896,000        197,110        142,136         50,470       159,619        53,206        77,913
Transfer agent fees                  339,840         55,960         34,130         45,800        19,980        11,875        11,440
Fund accounting fees and
  expenses                           183,580         29,380         35,280         34,345        29,440        30,705        41,390
Legal fees                           272,450         29,036         18,991          7,300        20,736         7,726        15,461
Printing expenses                    110,600         13,000         15,031          4,675         5,660         1,848         8,180
Registration fees                     12,995         20,065         17,108         12,280        12,280        15,350             0
Audit fees                            19,160         11,480          9,100          9,552        14,151         8,869        10,832
Custodian fees                        72,147          9,562         17,080          9,780         5,295         5,075         4,536
Amortization of organization
  costs                                    0              0         17,665              0             0             0             0
Insurance                             44,023          4,648          1,642          1,560         5,071         1,707           957
Trustee fees and expenses            109,637         10,533          7,135          2,689        10,167         2,853         4,013
Other                                      0              0            302              0             0             0           467
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                     7,168,431        807,846        789,369        287,803       521,827       219,024       305,044
Expenses waived by:
  Investment advisor                       0        (48,681)      (162,526)       (87,613)      (60,690)      (45,959)     (129,855)
  Administrators                           0         (3,857)        (9,175)        (6,969)       (6,227)       (4,725)      (44,733)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                       7,168,431        755,308        617,668        193,221       454,910       168,340       130,456
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)      (4,523,699)       398,024         14,691         67,141     3,076,508     1,042,738     1,183,344
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from
  investment transactions        120,992,876     13,222,160      8,453,552      4,495,635        48,444       274,029       (14,054)
Unrealized appreciation on
  investments
  Beginning of period            171,123,027     19,775,761      6,366,962      6,214,031       189,705       549,662       412,655
  End of period                  143,835,335     23,180,332      8,993,390      4,999,146     1,682,395     1,945,921     1,030,648
Change in net unrealized
  appreciation or depreciation
  of investments                 (27,287,692)     3,404,571      2,626,428     (1,214,885)    1,492,690     1,396,259       617,993
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN/ (LOSS) ON INVESTMENTS     93,705,184     16,626,731     11,079,980      3,280,750     1,541,134     1,670,288       603,939
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                    $ 89,181,485    $17,024,755    $11,094,671    $ 3,347,891    $4,617,642    $2,713,026    $1,787,283
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

    STATEMENTS OF CHANGES    WESTCORE FUNDS ANNUAL
    IN NET ASSETS                    REPORT                      MAY 29, 1998

                                                                               WESTCORE MIDCO GROWTH FUND
                                                                             -------------------------------
                                                                                   For the Year Ended
                                                                             -------------------------------
                                                                             May 29, 1998      May 30, 1997
                                                                             -------------     -------------
OPERATIONS
Net investment income/(loss)                                                 $ (4,523,699)     $ (4,158,191)
Net realized gain/(loss) from investment transactions                         120,992,876        86,766,854
Change in unrealized net appreciation or depreciation of investments          (27,287,692)      (53,117,323)
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                89,181,485        29,491,340
------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                                            0                 0
  From net realized gain from investment transactions                         (84,245,727)      (80,255,692)
------------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                       (84,245,727)      (80,255,692)
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Shares sold                                                                   541,305,083       198,972,553
Shares issued in reinvestment of dividends and distributions                   81,419,112        76,722,845
------------------------------------------------------------------------------------------------------------
                                                                              622,724,195       275,695,398
Shares redeemed                                                              (652,374,393)     (291,413,092)
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from capital share transactions                       (29,650,198)      (15,717,694)
------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                         (24,714,440)      (66,482,046)
NET ASSETS:
Beginning of period                                                           590,007,680       656,489,726
------------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment income of
  ($1,030,830) and ($7,288,835), respectively)                               $565,293,240      $590,007,680
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

                                                                                 WESTCORE BLUE CHIP FUND
                                                                             -------------------------------
                                                                                   For the Year Ended
                                                                             -------------------------------
                                                                             May 29, 1998      May 30, 1997
                                                                             -------------     -------------
OPERATIONS
Net investment income/(loss)                                                 $    398,024      $    635,594
Net realized gain/(loss) from investment transactions                          13,222,160         9,990,055
Change in unrealized net appreciation or depreciation of investments            3,404,571         2,879,650
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                17,024,755        13,505,299
------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                                     (452,695)         (783,962)
  From net realized gain from investment transactions                         (12,258,397)       (9,187,213)
------------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                       (12,711,092)       (9,971,175)
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Shares sold                                                                    25,842,217        20,944,535
Shares issued in reinvestment of dividends and distributions                   11,179,268         8,612,339
------------------------------------------------------------------------------------------------------------
                                                                               37,021,485        29,556,874
Shares redeemed                                                               (35,308,645)      (34,926,271)
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from capital share transactions                         1,712,840        (5,369,397)
------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                           6,026,503        (1,835,273)
NET ASSETS:
Beginning of period                                                            66,450,299        68,285,572
------------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment income of
  ($18,625) and $36,046, respectively)                                       $ 72,476,802      $ 66,450,299
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

    STATEMENTS OF CHANGES    WESTCORE FUNDS ANNUAL
    IN NET ASSETS                    REPORT                      MAY 29, 1998

                                                                             WESTCORE SMALL-CAP OPPORTUNITY
                                                                                          FUND
                                                                             -------------------------------
                                                                                   For the Year Ended
                                                                             -------------------------------
                                                                             May 29, 1998      May 30, 1997
                                                                             -------------     -------------
OPERATIONS
Net investment income/(loss)                                                 $     14,691      $     33,682
Net realized gain/(loss) from investment transactions                           8,453,552         4,083,766
Change in unrealized net appreciation or depreciation of investments            2,626,428         1,219,518
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                11,094,671         5,336,966
------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                                      (52,827)          (25,495)
  From net realized gain from investment transactions                          (6,466,938)       (1,366,828)
------------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                        (6,519,765)       (1,392,323)
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Shares sold                                                                    27,101,036        14,705,255
Shares issued in reinvestment of dividends and distributions                    5,658,612         1,029,681
------------------------------------------------------------------------------------------------------------
                                                                               32,759,648        15,734,936
Shares redeemed                                                               (12,226,884)       (7,668,918)
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from capital share transactions                        20,532,764         8,066,018
------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                          25,107,670        12,010,661
NET ASSETS:
Beginning of period                                                            35,961,673        23,951,012
------------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment income of
  ($29,471) and $8,665, respectively)                                        $ 61,069,343      $ 35,961,673
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

                                                                             WESTCORE GROWTH AND INCOME FUND
                                                                             -------------------------------
                                                                                   For the Year Ended
                                                                             -------------------------------
                                                                             May 29, 1998      May 30, 1997
                                                                             -------------     -------------
OPERATIONS
Net investment income/(loss)                                                 $     67,141      $    167,310
Net realized gain/(loss) from investment transactions                           4,495,635         2,659,580
Change in unrealized net appreciation or depreciation of investments           (1,214,885)        1,076,748
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                 3,347,891         3,903,638
------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                                      (87,477)         (202,251)
  From net realized gain from investment transactions                          (2,061,541)       (2,273,847)
------------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                        (2,149,018)       (2,476,098)
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Shares sold                                                                     2,719,029         5,355,720
Shares issued in reinvestment of dividends and distributions                    1,872,758         2,141,808
------------------------------------------------------------------------------------------------------------
                                                                                4,591,787         7,497,528
Shares redeemed                                                               (11,355,464)      (13,587,574)
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from capital share transactions                        (6,763,677)       (6,090,046)
------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                          (5,564,804)       (4,662,506)
NET ASSETS:
Beginning of period                                                            20,724,897        25,387,403
------------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment income of
  ($199,233) and ($178,897), respectively.)                                  $ 15,160,093      $ 20,724,897
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

    STATEMENTS OF CHANGES    WESTCORE FUNDS ANNUAL
    IN NET ASSETS                    REPORT                      MAY 29, 1998

                                                                             WESTCORE INTERMEDIATE-TERM BOND
                                                                                          FUND
                                                                             -------------------------------
                                                                                   For the Year Ended
                                                                             -------------------------------
                                                                             May 29, 1998      May 30, 1997
                                                                             -------------     -------------
OPERATIONS
Net investment income/(loss)                                                 $  3,076,508      $  4,242,270
Net realized gain/(loss) from investment transactions                              48,444            18,937
Change in unrealized net appreciation or depreciation of investments            1,492,690         1,120,533
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                 4,617,642         5,381,740
------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                                   (3,079,017)       (4,283,756)
  From net realized gain from investment transactions                                (495)                0
------------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                        (3,079,512)       (4,283,756)
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Shares sold                                                                    13,139,252        17,545,780
Shares issued in reinvestment of dividends and distributions                    2,564,832         3,461,645
------------------------------------------------------------------------------------------------------------
                                                                               15,704,084        21,007,425
Shares redeemed                                                               (30,251,535)      (41,975,506)
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from capital share transactions                       (14,547,451)      (20,968,081)
------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                         (13,009,321)      (19,870,097)
NET ASSETS:
Beginning of period                                                            63,168,539        83,038,636
------------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment income of
  $41,285 and $43,794, respectively.)                                        $ 50,159,218      $ 63,168,539
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

                                                                              WESTCORE LONG-TERM BOND FUND
                                                                             -------------------------------
                                                                                   For the Year Ended
                                                                             -------------------------------
                                                                             May 29, 1998      May 30, 1997
                                                                             -------------     -------------
OPERATIONS
Net investment income/(loss)                                                 $  1,042,738      $  1,485,141
Net realized gain/(loss) from investment transactions                             274,029           250,648
Change in unrealized net appreciation or depreciation of investments            1,396,259           422,206
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                 2,713,026         2,157,995
------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                                   (1,045,049)       (1,495,971)
  From net realized gain from investment transactions                            (432,601)         (397,663)
------------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                        (1,477,650)       (1,893,634)
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Shares sold                                                                     3,125,855         3,753,882
Shares issued in reinvestment of dividends and distributions                    1,411,449         1,747,726
------------------------------------------------------------------------------------------------------------
                                                                                4,537,304         5,501,608
Shares redeemed                                                                (7,466,668)      (10,675,976)
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from capital share transactions                        (2,929,364)       (5,174,368)
------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                          (1,693,988)       (4,910,007)
NET ASSETS:
Beginning of period                                                            20,160,252        25,070,259
------------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment income of
  $16,210 and $18,521, respectively.)                                        $ 18,466,264      $ 20,160,252
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

    STATEMENTS OF CHANGES    WESTCORE FUNDS ANNUAL
    IN NET ASSETS                    REPORT                      MAY 29, 1998

                                                                              WESTCORE COLORADO TAX-EXEMPT
                                                                                          FUND
                                                                             -------------------------------
                                                                                   For the Year Ended
                                                                             -------------------------------
                                                                             May 29, 1998      May 30, 1997
                                                                             -------------     -------------
OPERATIONS
Net investment income/(loss)                                                 $  1,183,344      $    846,432
Net realized gain/(loss) from investment transactions                             (14,054)          (21,758)
Change in unrealized net appreciation or depreciation of investments              617,993           256,969
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                 1,787,283         1,081,643
------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                                   (1,181,159)         (842,088)
  From net realized gain from investment transactions
------------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                        (1,181,159)         (842,088)
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Shares sold                                                                    13,594,537         8,514,677
Shares issued in reinvestment of dividends and distributions                      888,955           613,448
------------------------------------------------------------------------------------------------------------
                                                                               14,483,492         9,128,125
Shares redeemed                                                                (4,935,811)       (1,941,761)
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from capital share transactions                         9,547,681         7,186,364
------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                          10,153,805         7,425,919
NET ASSETS:
Beginning of period                                                            21,347,659        13,921,740
------------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment income of
  $18,254 and $16,069, respectively.)                                        $ 31,501,464      $ 21,347,659
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                             WESTCORE FUNDS ANNUAL
    FINANCIAL HIGHLIGHTS             REPORT                      MAY 29, 1998

                                                                 WESTCORE MIDCO GROWTH FUND
                             --------------------------------------------------------------------------------------------------
                                                  Institutional Shares                                  Retail Shares
                             --------------------------------------------------------------   ---------------------------------
                              For the      For the                   For the                               For the
  Selected data for a share  Year Ended   Year Ended                Year Ended                          Period Ended
  of beneficial interest      May 29,      May 30,                   May 31,                               May 31,
  outstanding throughout     ----------   ----------   ------------------------------------   ---------------------------------
  the periods indicated:        1998         1997         1996         1995         1994       1996**       1995        1994*
                             ----------   ----------   ----------   ----------   ----------   ---------   ---------   ---------
  Net asset value -
    beginning of period        $20.92      $22.90        $17.12       $16.09       $15.79     $17.10       $16.10     $17.33
  -----------------------------------------------------------------------------------------------------------------------------
  Income from investment
    operations
  Net investment
    income/(loss)               (0.17)       (0.15)       (0.08)        0.00         0.00       (0.01)      (0.03)      (0.01)
  Net realized and
    unrealized gain/(loss)
    on investment
    transactions                 3.03         1.19         6.58         1.56         1.34        3.12        1.56       (0.19)
  -----------------------------------------------------------------------------------------------------------------------------
  Total income/(loss) from
    investment operations        2.86         1.04         6.50         1.56         1.34        3.11        1.53       (0.20)
  -----------------------------------------------------------------------------------------------------------------------------
  Distributions
  Dividends from net
    investment income
  Distributions from net
    realized gain on
    investments                 (3.24)       (3.02)       (0.72)       (0.53)       (1.03)      (0.00)      (0.53)      (1.02)
  Return of Capital             (0.00)       (0.00)       (0.00)       (0.00)       (0.01)      (0.00)      (0.00)      (0.01)
  -----------------------------------------------------------------------------------------------------------------------------
  Total distributions           (3.24)       (3.02)       (0.72)       (0.53)       (1.04)      (0.00)      (0.53)      (1.03)
  -----------------------------------------------------------------------------------------------------------------------------
  Net asset value - end of
    period                     $20.54       $20.92       $22.90       $17.12       $16.09      $20.21      $17.10      $16.10
  -----------------------------------------------------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------------------------------------------------
  Total return                  15.10%        5.27%       38.62%       10.05%        8.37%      18.19%       9.78%      (1.88)%(2)
  -----------------------------------------------------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------------------------------------------------
  Ratios/Supplemental Data:
  Net assets, end of period
    (in thousands)           $565,293     $590,008     $656,490     $401,760     $335,453     $30,827     $25,677     $16,309
  -----------------------------------------------------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to
    average net assets           1.13%        1.14%        1.08%        0.94%        0.84%       1.16%(2)    1.19%       1.10%(2)
  -----------------------------------------------------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to
    average net assets
    without fee waivers          1.13%        1.14%        1.10%        0.96%        0.87%       1.17%(2)    1.21%       1.13%(2)
  -----------------------------------------------------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment
    income/(loss) to
    average net assets          (0.71)%      (0.70)%      (0.42)%      (0.03)%      (0.09)%     (0.24)%(2)   (0.28)%    (0.37)%(2)
  -----------------------------------------------------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment
    income/(loss) to
    average net assets
    without fee waivers         (0.71)%      (0.71)%      (0.44)%      (0.05)%      (0.12)%     (0.26)%(2)   (0.30)%    (0.40)%(2)
  -----------------------------------------------------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate
    (1)                         75.79%       60.78%       62.83%       50.19%       52.05%      62.83%      50.19       52.05%
  -----------------------------------------------------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------------------------------------------------
  Average commission rate
    (3)                      $  .0479     $  .0466           --           --           --          --          --          --
  -----------------------------------------------------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------------------------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 29, 1998 were $458,588,628 and $540,509,501, respectively.
(2) Annualized.
(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which a commission is charged.
* For the period October 11, 1993 (inception of offering) to May 31, 1994.
** For the period June 1, 1995 to September 29, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS

                             WESTCORE FUNDS ANNUAL
    FINANCIAL HIGHLIGHTS             REPORT                      MAY 29, 1998

                                             WESTCORE BLUE CHIP FUND
                           -----------------------------------------------------------
                            For the     For the
                             Year        Year                    For the
Selected data for a share    Ended       Ended                 Year Ended
of beneficial interest      May 29,     May 30,                  May 31,
outstanding throughout     ---------   ---------   -----------------------------------
the periods indicated:       1998        1997        1996         1995         1994
                           ---------   ---------   ---------   -----------   ---------
Net asset value -
  beginning of period       $18.15     $17.41       $14.70      $12.70        $13.87
--------------------------------------------------------------------------------------
Income from investment
  operations
Net investment
  income/(loss)                .13        0.19        0.25        0.23          0.40
Net realized and
  unrealized gain/(loss)
  on investment
  transactions                4.66        3.65        4.03        2.12          0.04
--------------------------------------------------------------------------------------
Total income/(loss) from
  investment operations       4.79        3.84        4.28        2.35          0.44
--------------------------------------------------------------------------------------
Distributions
Dividends from net
  investment income          (0.14)      (0.22)      (0.27)      (0.16)        (0.43)
Distributions from net
  realized gain on
  investments                (3.99)      (2.88)      (1.30)      (0.19)        (1.18)
--------------------------------------------------------------------------------------
Total distributions          (4.13)      (3.10)      (1.57)      (0.35)        (1.61)
--------------------------------------------------------------------------------------
Net asset value - end of
  period                    $18.81      $18.15      $17.41      $14.70        $12.70
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Total return                 29.53%      24.28%      30.48%      19.03%         3.12%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period
  (in thousands)           $72,477     $66,450     $68,286     $52,545       $36,674
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Ratio of expenses to
  average net assets          1.15%       1.15%       1.10%       1.01%         1.06%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Ratio of expenses to
  average net assets
  without fee waivers         1.23%       1.21%       1.25%       1.06%         1.09%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Ratio of net investment
  income/(loss) to
  average net assets           .60%       1.02%       1.52%       1.78%         2.30%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Ratio of net investment
  income/(loss) to
  average net assets
  without fee waivers          .52%       0.97%       1.38%       1.73%         2.27%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Portfolio turnover rate
  (1)                        48.50%      43.47%      65.11%      61.72%        41.32%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Average commission rate
  (2)                      $ .0494     $ .0498          --          --            --
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 29, 1998 were $30,936,790 and $40,782,905, respectively.
(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

                       SEE NOTES TO FINANCIAL STATEMENTS

                             WESTCORE FUNDS ANNUAL
    FINANCIAL HIGHLIGHTS             REPORT                      MAY 29, 1998

                                                      WESTCORE SMALL-CAP OPPORTUNITY FUND
                           ------------------------------------------------------------------------------------------
                                            Institutional Shares
                           -------------------------------------------------------            Retail Shares
                                                                                     --------------------------------
                            For the     For the
                             Year        Year                  For the                           For the
Selected data for a share    Ended       Ended              Period Ended                       Period Ended
of beneficial interest      May 29,     May 30,                May 31,                           May 31,
outstanding throughout     ---------   ---------   -------------------------------   --------------------------------
the periods indicated:       1998        1997        1996        1995      1994*      1996**       1995       1994*
                           ---------   ---------   ---------   --------   --------   --------   ----------   --------
Net asset value -
  beginning of period       $23.87     $21.35       $15.95     $14.97     $15.00      $15.95    $14.96       $15.00
---------------------------------------------------------------------------------------------------------------------
Income from investment
  operations
Net investment
  income/(loss)               0.01        0.03        0.04       0.09       0.05       0.01       0.06         0.03
Net realized and
  unrealized gain/(loss)
  on investment
  transactions                6.83        3.37        5.86       1.11      (0.05)      2.25       1.11        (0.04)
---------------------------------------------------------------------------------------------------------------------
Total income/(loss) from
  investment operations       6.84        3.40        5.90       1.20       0.00       2.26       1.17        (0.01)
---------------------------------------------------------------------------------------------------------------------
Distributions
Dividends from net
  investment income          (0.03)      (0.02)      (0.06)     (0.10)     (0.03)     (0.02)     (0.06)       (0.03)
Distributions from net
  realized gain on
  investments                (3.97)      (0.86)      (0.44)     (0.12)      0.00       0.00      (0.12)        0.00
---------------------------------------------------------------------------------------------------------------------
Total distributions          (4.00)      (0.88)      (0.50)     (0.22)     (0.03)     (0.02)     (0.18)       (0.03)
---------------------------------------------------------------------------------------------------------------------
Net asset value - end of
  period                    $26.71      $23.87      $21.35     $15.95     $14.97     $18.19     $15.95       $14.96
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Total return                 30.40%      16.28%      37.49%      8.15%     (0.07)%(3)  14.14%     7.96%       (0.22)%(2)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period
  (in thousands)           $61,069     $35,962     $23,951     $9,703     $2,159     $1,072     $  934       $  497
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
  average net assets          1.30%       1.30%       1.30%      1.27%      1.38%(2)   1.48%(2)   1.51%        1.63%(2)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
  average net assets
  without fee waivers         1.66%       1.69%       2.20%      2.77%      6.56%(2)   2.53%(2)   3.10%        6.81%(2)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment
  income/(loss) to
  average net assets          0.03%       0.11%       0.24%      0.61%      1.00%(2)   0.16%(2)   0.37%        0.64%(2)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment
  income/(loss) to
  average net assets
  without fee waivers        (0.33)%     (0.28)%     (0.67)%    (0.89)%    (4.18)%(2)  (0.89)%(2)  (1.22)%    (4.54)%(2)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (1)                        78.48%      77.73%      47.83%     59.17%     64.31%(2)  47.83%     59.17%       64.31%(2)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Average commission rate
  (3)                      $ .0476     $ .0480          --         --         --         --         --           --
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 29, 1998 were $50,807,020 and $35,455,805, respectively.
(2) Annualized
(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
* For the period December 28, 1993 (inception of offering) to May 31, 1994.
** For the period June 1, 1995 to September 29, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS

                             WESTCORE FUNDS ANNUAL
    FINANCIAL HIGHLIGHTS             REPORT                      MAY 29, 1998

                                                         WESTCORE GROWTH AND INCOME FUND
                           --------------------------------------------------------------------------------------------
                                             Institutional Shares
                           ---------------------------------------------------------            Retail Shares
                                                                                       --------------------------------
                            For the     For the
                             Year        Year                   For the                            For the
Selected data for a share    Ended       Ended                Year Ended                         Period Ended
of beneficial interest      May 29,     May 30,                 May 31,                            May 31,
outstanding throughout     ---------   ---------   ---------------------------------   --------------------------------
the periods indicated:       1998        1997        1996        1995        1994        1996**       1995      1994*
                           ---------   ---------   ---------   ---------   ---------   ----------   --------   --------
Net asset value -
  beginning of period:      $13.03     $12.32       $10.50      $10.62       $11.51    $10.51       $10.63     $11.65
-----------------------------------------------------------------------------------------------------------------------
Income from investment
  operations
Net investment
  income/(loss)               0.01        0.07        0.15        0.20        0.51       0.05         0.19       0.15
Net realized and
  unrealized gain/(loss)
  on investment
  transactions                2.54        2.19        2.57        0.15       (0.30)      0.72         0.14      (0.45)
-----------------------------------------------------------------------------------------------------------------------
Total income/(loss) from
  investment operations       2.55        2.26        2.72        0.35        0.21       0.77         0.33      (0.30)
-----------------------------------------------------------------------------------------------------------------------
Distributions
Dividends from net
  investment income          (0.07)      (0.11)      (0.24)      (0.21)      (0.54)     (0.06)       (0.19)     (0.16)
Distributions from net
  realized gain on
  investments                (1.77)      (1.44)      (0.66)      (0.26)      (0.56)      0.00        (0.26)     (0.56)
-----------------------------------------------------------------------------------------------------------------------
Total distributions          (1.84)      (1.55)      (0.90)      (0.47)      (1.10)     (0.06)       (0.45)     (0.72)
-----------------------------------------------------------------------------------------------------------------------
Net asset value - end of
  period                    $13.74      $13.03      $12.32      $10.50      $10.62     $11.22       $10.51     $10.63
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Total return                 20.74%      19.71%      27.25%       3.73%       1.71%      7.35%        3.48%     (4.20)%(2)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period
  (in thousands)           $15,160     $20,725     $25,387     $27,029     $42,644     $3,921       $3,871     $4,026
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
  average net assets          1.15%       1.15%       1.22%       1.17%       1.03%      1.58%(2)     1.41%      1.25%(2)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
  average net assets
  without fee waivers         1.71%       1.56%       1.51%       1.22%       1.06%      1.61%(2)     1.47%      1.27%(2)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment
  income/(loss) to
  average net assets          0.40%       0.75%       1.34%       2.09%       4.45%      1.40%(2)     1.86%      2.12%(2)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment
  income/(loss) to
  average net assets
  without fee waivers        (0.16)%      0.33%       1.05%       2.04%       4.42%      1.37%(2)     1.80%      2.09%(2)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (1)                        41.40%      39.80%      88.31%      81.14%      53.86%     88.31%       81.14%     53.86%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Average commission rate
  (3)                      $ .0496     $ .0491          --          --          --         --           --         --
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 29, 1998 were $6,769,573 and $11,524,952, respectively.
(2) Annualized
(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
* For the period October 11, 1993 (inception of offering) to May 31, 1994.
** For the period June 1, 1995 to September 29, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS

                             WESTCORE FUNDS ANNUAL
    FINANCIAL HIGHLIGHTS             REPORT                      MAY 29, 1998

                                                       WESTCORE INTERMEDIATE-TERM BOND FUND
                           --------------------------------------------------------------------------------------------
                                             Institutional Shares
                           ---------------------------------------------------------            Retail Shares
                                                                                       --------------------------------
                            For the     For the
                             Year        Year                   For the                            For the
Selected data for a share    Ended       Ended                Year Ended                         Period Ended
of beneficial interest      May 29,     May 30,                 May 31,                            May 31,
outstanding throughout     ---------   ---------   ---------------------------------   --------------------------------
the periods indicated:       1998        1997        1996        1995        1994        1996**       1995      1994*
                           ---------   ---------   ---------   ---------   ---------   ----------   --------   --------
Net asset value -
  beginning of period       $10.23     $10.10        $10.27      $10.02      $10.70    $10.27        $10.03    $10.97
-----------------------------------------------------------------------------------------------------------------------
Income from investment
  operations
Net investment
  income/(loss)               0.61        0.60        0.60        0.58        0.55       0.20         0.56       0.34
Net realized and
  unrealized gain/(loss)
  on investment
  transactions                0.28        0.13       (0.17)       0.27       (0.52)      0.04         0.26      (0.77)
-----------------------------------------------------------------------------------------------------------------------
Total income/(loss) from
  investment operations       0.89        0.73        0.43        0.85        0.03       0.24         0.82      (0.43)
-----------------------------------------------------------------------------------------------------------------------
Distributions
Dividends from net
  investment income          (0.61)      (0.60)      (0.60)      (0.60)      (0.53)     (0.21)       (0.58)     (0.33)
Distributions from net
  realized gain on
  investments                (0.00)       0.00        0.00        0.00       (0.18)      0.00         0.00      (0.18)
-----------------------------------------------------------------------------------------------------------------------
Total distributions          (0.61)      (0.60)      (0.60)      (0.60)      (0.71)     (0.21)       (0.58)     (0.51)
-----------------------------------------------------------------------------------------------------------------------
Net asset value - end of
  period                    $10.51      $10.23      $10.10      $10.27      $10.02     $10.30       $10.27     $10.03
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Total return                  8.88%       7.43%       4.26%       8.93%       0.10%      2.34%        8.53%     (6.33)%(2)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period
  (in thousands)           $50,159     $63,169     $83,039     $97,619     $88,965     $2,781       $2,571     $1,941
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
  average net assets          0.85%       0.85%       0.81%       0.77%       0.68%      0.95%(2)     0.99%      0.95%(2)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
  average net assets
  without fee waivers         0.98%       0.97%       0.92%       0.80%       0.70%      0.97%(2)     1.02%      0.97%(2)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment
  income/(loss) to
  average net assets          5.77%       5.81%       5.78%       5.86%       5.03%      5.74%(2)     5.64%      4.65%(2)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment
  income/(loss) to
  average net assets
  without fee waivers         5.65%       5.68%       5.67%       5.83%       5.00%      5.72%(2)     5.61%      4.63%(2)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (1)                        23.45%      27.47%      71.97%      60.86%      65.04%     71.97%       60.86%     65.04%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 29, 1998 were $12,052,794 and $25,330,939, respectively.
(2) Annualized
* For the period October 11, 1993 (inception of offering) to May 31, 1994.
** For the period June 1, 1995 to September 29, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS

                             WESTCORE FUNDS ANNUAL
    FINANCIAL HIGHLIGHTS             REPORT                      MAY 29, 1998

                                         WESTCORE LONG-TERM BOND FUND
                           ---------------------------------------------------------
                            For the     For the
                             Year        Year                   For the
Selected data for a share    Ended       Ended                Year Ended
of beneficial interest      May 29,     May 30,                 May 31,
outstanding throughout     ---------   ---------   ---------------------------------
the periods indicated:       1998        1997        1996        1995        1994
                           ---------   ---------   ---------   ---------   ---------
Net asset value -
  beginning of period        $9.67     $9.59         $9.87       $9.22       $11.25
------------------------------------------------------------------------------------
Income from investment
  operations
Net investment
  income/(loss)               0.60        0.62        0.61        0.59        0.62
Net realized and
  unrealized gain/(loss)
  on investment
  transactions                0.96        0.26       (0.27)       0.66       (0.51)
------------------------------------------------------------------------------------
Total income/(loss) from
  investment operations       1.56        0.88        0.34        1.25        0.11
------------------------------------------------------------------------------------
Distributions
Dividends from net
  investment income          (0.60)      (0.63)      (0.62)      (0.60)      (0.62)
Distributions from net
  realized gain on
  investments                (0.27)      (0.17)       0.00        0.00       (1.52)
------------------------------------------------------------------------------------
Total distributions          (0.87)      (0.80)      (0.62)      (0.60)      (2.14)
------------------------------------------------------------------------------------
Net asset value - end of
  period                    $10.36       $9.67       $9.59       $9.87       $9.22
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Total return                 16.63%       9.40%       3.41%      14.37%      (0.25)%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period
  (in thousands)           $18,466     $20,160     $25,070     $33,440     $26,962
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Ratio of expenses to
  average net assets          0.95%       0.95%       0.90%       0.94%       0.89%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Ratio of expenses to
  average net assets
  without fee waivers         1.23%       1.15%       1.07%       0.99%       0.92%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Ratio of net investment
  income/(loss) to
  average net assets          5.87%       6.37%       6.07%       6.54%       5.74%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Ratio of net investment
  income/(loss) to
  average net assets
  without fee waivers         5.58%       6.18%       5.90%       6.49%       5.71%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Portfolio turnover rate
  (1)                        11.05%      27.76%      33.10%      25.09%      52.82%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 29, 1998 were $1,895,172 and $5,660,885, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

                             WESTCORE FUNDS ANNUAL
    FINANCIAL HIGHLIGHTS             REPORT                      MAY 29, 1998

                                       WESTCORE COLORADO TAX-EXEMPT FUND
                           ---------------------------------------------------------
                            For the     For the
                             Year        Year                   For the
Selected data for a share    Ended       Ended                Year Ended
of beneficial interest      May 29,     May 30,                 May 31,
outstanding throughout     ---------   ---------   ---------------------------------
the periods indicated:       1998        1997        1996        1995        1994
                           ---------   ---------   ---------   ---------   ---------
Net asset value -
  beginning of period       $10.78     $10.61       $10.70      $10.52       $10.71
------------------------------------------------------------------------------------
Income from investment
  operations
Net investment
  income/(loss)               0.50        0.50        0.52        0.52        0.53
Net realized and
  unrealized gain/(loss)
  on investment
  transactions                0.28        0.17       (0.10)       0.20       (0.19)
------------------------------------------------------------------------------------
Total income/(loss) from
  investment operations       0.78        0.67        0.42        0.72        0.34
------------------------------------------------------------------------------------
Distributions
Dividends from net
  investment income          (0.50)      (0.50)      (0.51)      (0.54)      (0.53)
Distributions from net
  realized gain on
  investments                 0.00        0.00        0.00        0.00        0.00
------------------------------------------------------------------------------------
Total distributions          (0.50)      (0.50)      (0.51)      (0.54)      (0.53)
------------------------------------------------------------------------------------
Net asset value - end of
  period                    $11.06      $10.78      $10.61      $10.70      $10.52
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Total return                  7.32%       6.46%       3.97%       7.16%       3.22%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period
  (in thousands)           $31,501     $21,348     $13,922     $10,792     $10,553
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Ratio of expenses to
  average net assets          0.50%       0.50%       0.44%       0.42%       0.27%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Ratio of expenses to
  average net assets
  without fee waivers         1.17%       1.21%       1.43%       1.62%       1.59%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Ratio of net investment
  income/(loss) to
  average net assets          4.54%       4.73%       4.87%       5.03%       4.98%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Ratio of net investment
  income/(loss) to
  average net assets
  without fee waivers         3.87%       4.02%       3.88%       3.83%       3.65%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Portfolio turnover rate
  (1)                        24.94%      30.78%      10.23%       3.15%       9.76%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 29, 1998 were $14,374,828 and $6,327,967, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

    NOTES TO FINANCIAL       WESTCORE FUNDS ANNUAL
    STATEMENTS                       REPORT                      MAY 29, 1998

1. SIGNIFICANT ACCOUNTING POLICIES
    Westcore Trust ("the Trust") is registered under the Investment Company Act of 1940, as amended, as an open-ended management investment company. Interests in the Westcore MIDCO Growth, Westcore Blue Chip, Westcore Small-Cap Opportunity, Westcore Growth and Income, Westcore Intermediate-Term Bond, Westcore Long-Term Bond and Westcore Colorado Tax-Exempt Funds ("the Funds") are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. The Funds, for book and tax purposes, have a fiscal year of May 31. From October 11, 1993 to September 30, 1995, Westcore MIDCO Growth, Westcore Small-Cap Opportunity, Westcore Growth and Income and Westcore Intermediate-Term Bond Funds offered Institutional and Retail classes of shares with a front-end load and their own distribution/administrative service plan. On October 1, 1995 the Retail class was merged into the Institutional class at the respective net asset value per share. The distribution/administrative service plan on the Retail class was discontinued. The front-end sales load on all the Funds was also discontinued.

    The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

    Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

    Investment Valuation - Securities of the Funds are valued at 4:00 p.m. (Eastern time) on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sales price of the day or, in the absence of sales, at values based on the average closing bid and asked price. Securities for which market quotations are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith. Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

    Federal Income Taxes - It is the Funds' policy to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. At May 29, 1998 the Westcore Intermediate-Term Bond and Westcore Colorado Tax-Exempt Funds had available for federal income tax purposes unused capital loss carryovers of $1,741,936 and $22,532, respectively, which will expire through 2006. During the year ended May 29, 1998, $48,444 of capital loss carryovers were utilized by the Westcore Intermediate-Term Bond.

    During the year ended May 29, 1998 the Westcore MIDCO Growth Fund and Westcore Growth and Income Fund had redemption-in-kind transactions in the amount of $50,625,860 and $4,678,687, respectively, based on the fair value of the individual securities within the portfolio. These transactions resulted in gains of $16,287,524 and $1,655,090, which will be recognized as a permanent difference for tax purposes.

    Classification of Distributions to Shareholders - Net investment income
(loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds'.

    The Funds' adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended May 29, 1998, amounts have been reclassified to reflect an accumulated net investment loss which may not be offset against capital gains or carried forward for tax purposes. In Westcore MIDCO Growth Fund net investment losses of $10,781,704 and realized gains relating to redemption-in-kind transactions of $19,196,536 have been reclassed to Paid-in Capital. In Westcore Growth and Income Fund realized gains relating to redemption-in-kind transactions of $1,655,090 have been reclassed to Paid-in Capital.

    NOTES TO FINANCIAL       WESTCORE FUNDS ANNUAL
    STATEMENTS                       REPORT                      MAY 29, 1998

1. SIGNIFICANT ACCOUNTING POLICIES (Continued)
    Distributions - Distributions of net investment income are distributed annually for the Westcore MIDCO Growth Fund, quarterly for the Westcore Blue Chip, Westcore Small-Cap Opportunity and Westcore Growth and Income Funds and monthly for the Westcore Intermediate-Term Bond, Westcore Long-Term Bond and Westcore Colorado Tax-Exempt Funds. Distributions of net realized gains, if any, are declared at least once each year. Distributions to shareholders are recorded on the ex-dividend date.

    Organization Costs - Costs incurred in connection with the organization, initial registration and public offering of shares have been paid by the Funds. These costs are being amortized over the period of benefit, but not to exceed sixty (60) months, from the Funds' commencement of operations.

    Securities Lending - The Westcore Funds may loan securities to certain brokers who pay the Funds negotiated lenders' fees. These fees, net of associated costs, are included in other income. The Funds receive U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. As of May 29, 1998, the value of securities loaned of the Westcore MIDCO Growth, Westcore Small-Cap Opportunity and Westcore Growth and Income Funds amount to $97,547,494, $1,905,800 and $172,219, respectively. The value of collateral of the Westcore MIDCO Growth, Westcore Small-Cap Opportunity and Westcore Growth and Income Funds amount to $105,326,062, $1,938,930 and $181,751, respectively.

    Allocation of Income, Expenses and Gains and Losses - Trust expenses, which are not series specific, are allocated to each series based upon their relative proportion of net assets and/or open accounts represented by each series. From October 11, 1993 to September 30, 1995 the Westcore MIDCO Growth, Westcore Small-Cap Opportunity, Westcore Growth and Income and Westcore Intermediate-Term Bond Funds allocated income, expenses (other than the class specific expenses) and gains and losses daily to each class of shares based upon their relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class were charged against the operations of that class.

    Other - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums and accretion of discounts, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis the Funds use for federal income tax purposes.

2. CAPITAL SHARE TRANSACTIONS
    On May 29, 1998, there was an unlimited number of no par value shares of beneficial interest authorized for each fund. Transactions in shares of beneficial interest were as follows:

                               WESTCORE MIDCO GROWTH FUND
--------------------------------------------------------------------------------

                                                      For the Year   For the Year
                                                       Ended May      Ended May
                                                        29, 1998       30, 1997
                                                      ------------   ------------
Shares sold                                            24,794,907      9,603,541
Shares issued in reinvestment of dividends and
  distributions                                         4,328,501      3,872,935
---------------------------------------------------------------------------------
Total                                                  29,123,408     13,476,476
Shares redeemed                                       (29,804,359)   (13,940,907)
---------------------------------------------------------------------------------
Net increase (decrease) in shares                        (680,951)      (464,431)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    NOTES TO FINANCIAL       WESTCORE FUNDS ANNUAL
    STATEMENTS                       REPORT                      MAY 29, 1998

2. CAPITAL SHARE TRANSACTIONS (Continued)
                                WESTCORE BLUE CHIP FUND
--------------------------------------------------------------------------------

                                                      For the       For the
                                                       Year          Year
                                                     Ended May     Ended May
                                                     29, 1998      30, 1997
                                                    -----------   -----------
Shares sold                                          1,372,695     1,224,040
Shares issued in reinvestment of dividends and
  distributions                                        673,685       529,150
-----------------------------------------------------------------------------
Total                                                2,046,380     1,753,190
Shares redeemed                                     (1,853,818)   (2,013,538)
-----------------------------------------------------------------------------
Net increase (decrease) in shares                      192,562      (260,348)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

                             WESTCORE SMALL-CAP OPPORTUNITY
                                          FUND
--------------------------------------------------------------------------------

                                                        For the      For the
                                                          Year        Year
                                                       Ended May    Ended May
                                                        29, 1998    30, 1997
                                                       ----------   ---------
Shares sold                                            1,000,427     678,008
Shares issued in reinvestment of dividends and
  distributions                                          233,455      46,681
-----------------------------------------------------------------------------
Total                                                  1,233,882     724,689
Shares redeemed                                         (454,614)   (339,754)
-----------------------------------------------------------------------------
Net increase (decrease) in shares                        779,268     384,935
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

                            WESTCORE GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                   For the      For the
                                                    Year         Year
                                                  Ended May    Ended May
                                                  29, 1998     30, 1997
                                                  ---------   -----------
Shares sold                                        191,743       427,351
Shares issued in reinvestment of dividends and
  distributions                                    146,912       181,615
-------------------------------------------------------------------------
Total                                              338,655       608,966
Shares redeemed                                   (825,837)   (1,078,894)
-------------------------------------------------------------------------
Net increase (decrease) in shares                 (487,182)     (469,928)
-------------------------------------------------------------------------
-------------------------------------------------------------------------

                            WESTCORE INTERMEDIATE-TERM BOND
                                          FUND
--------------------------------------------------------------------------------

                                                    For the Year   For the Year
                                                     Ended May      Ended May
                                                      29, 1998       30, 1997
                                                    ------------   ------------
Shares sold                                           1,255,088      1,716,627
Shares issued in reinvestment of dividends and
  distributions                                         245,907        339,628
-------------------------------------------------------------------------------
Total                                                 1,500,995      2,056,255
Shares redeemed                                      (2,903,900)    (4,107,727)
-------------------------------------------------------------------------------
Net increase (decrease) in shares                    (1,402,905)    (2,051,472)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    NOTES TO FINANCIAL       WESTCORE FUNDS ANNUAL
    STATEMENTS                       REPORT                      MAY 29, 1998

2. CAPITAL SHARE TRANSACTIONS (Continued)
                              WESTCORE LONG-TERM BOND FUND
--------------------------------------------------------------------------------

                                                     For the      For the
                                                      Year         Year
                                                    Ended May    Ended May
                                                    29, 1998     30, 1997
                                                    ---------   -----------
Shares sold                                          303,677       385,322
Shares issued in reinvestment of dividends and
  distributions                                      139,058       179,905
---------------------------------------------------------------------------
Total                                                442,735       565,227
Shares redeemed                                     (745,987)   (1,094,841)
---------------------------------------------------------------------------
Net increase (decrease) in shares                   (303,252)     (529,614)
---------------------------------------------------------------------------
---------------------------------------------------------------------------

                              WESTCORE COLORADO TAX-EXEMPT
                                          FUND
--------------------------------------------------------------------------------

                                                     For the      For the
                                                       Year        Year
                                                    Ended May    Ended May
                                                     29, 1998    30, 1997
                                                    ----------   ---------
Shares sold                                         1,234,556     791,641
Shares issued in reinvestment of dividends and
  distributions                                        80,926      57,178
--------------------------------------------------------------------------
Total                                               1,315,482     848,819
Shares redeemed                                      (449,027)   (179,890)
--------------------------------------------------------------------------
Net increase (decrease) in shares                     866,455     668,929
--------------------------------------------------------------------------
--------------------------------------------------------------------------

3. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

                                            Westcore        Westcore       Westcore      Westcore
                                              MIDCO           Blue        Small-Cap     Growth and
                                             Growth           Chip       Opportunity      Income
                                              Fund            Fund           Fund          Fund
                                          -------------   ------------   ------------   -----------
As of May 29, 1998
Gross appreciation (excess of value over
  cost)                                   $164,824,886    $23,552,066    $11,125,554    $5,346,110
Gross depreciation (excess of cost over
  value)                                   (20,989,551)      (371,734)    (2,132,164)     (346,964)
---------------------------------------------------------------------------------------------------
Net unrealized
  appreciation/(depreciation)             $143,835,335    $23,180,332    $ 8,993,390    $4,999,146
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

                                                     Westcore      Westcore      Westcore
                                                    Intermediate-  Long-Term     Colorado
                                                     Term Bond       Bond       Tax-Exempt
                                                       Fund          Fund          Fund
                                                    -----------   -----------   -----------
As of May 29, 1998
Gross appreciation (excess of value over cost)      $1,717,969    $1,964,284    $1,052,104
Gross depreciation (excess of cost over value)         (35,574)      (18,363)      (21,456)
-------------------------------------------------------------------------------------------
Net unrealized appreciation/(depreciation)          $1,682,395    $1,945,921    $1,030,648
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

    NOTES TO FINANCIAL       WESTCORE FUNDS ANNUAL
    STATEMENTS                       REPORT                      MAY 29, 1998

4. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS
    The Trust has entered into an advisory agreement with Denver Investment Advisors LLC ("DIA"), for all Funds. DIA succeeded First Interstate Capital Management, Inc. ("FICM") as investment advisor to the Westcore Long-Term Bond and the Westcore Colorado Tax-Exempt Funds on October 1, 1995. The advisory agreements have been approved by the Trust's Board of Trustees and shareholders and contain terms and conditions similar to those which were in these Funds' former advisory agreement.

    Pursuant to its advisory agreement with the Trust, DIA is entitled to an investment advisory fee, computed daily and payable monthly of 0.65%, 0.65%, 1.00%, 0.65%, 0.45%, 0.45% and 0.50% of the average net assets for Westcore MIDCO Growth, Westcore Blue Chip, Westcore Small-Cap Opportunity, Westcore Growth and Income, Westcore Intermediate-Term Bond, Westcore Long-Term Bond and Westcore Colorado Tax-Exempt Funds, respectively.

    Effective October 1, 1995, ALPS and DIA entered into an administration agreement to serve as the Funds co-administrators. ALPS and DIA are entitled to receive a fee from each Fund for its administrative services computed daily and paid monthly, at the annual rate of 0.30% of the Funds' average net assets.

    The Co-Administrators and the Investment Adviser have advised the Trust that they currently intend to waive fees or reimburse expenses with respect to each of the Funds so that the Total Operating Expenses of the Westcore MIDCO Growth, Westcore Blue Chip, Westcore Small-Cap Opportunity, Westcore Growth and Income, Westcore Intermediate-Term Bond, Westcore Long-Term Bond and Westcore Colorado Tax-Exempt Funds will not exceed 1.15%, 1.15%, 1.30%, 1.15%, 0.85%, 0.95% and
0.50%, respectively. Without such fee waivers, for the period ended May 29, 1998, the Total Operating Expenses of the Westcore Blue Chip, Westcore Small-Cap Opportunity, Westcore Growth and Income, Westcore Intermediate-Term Bond, Westcore Long-Term Bond and Westcore Colorado Tax-Exempt Funds would be 1.23%, 1.66%, 1.71%, 0.98%, 1.23% and 1.17%, respectively.

    Certain officers of the Funds are also officers of DIA. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Trust's Code of Ethics.

    Expenses for the Funds include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is secretary of the Trust.

    The Trust has a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees. The deferred fees are invested in certain Westcore Funds until distribution in accordance with the Deferral Plan.

    Shareholders holding more than 5% of the Funds' outstanding shares as of May 29, 1998, constituted 42.04% of Westcore MIDCO Growth Fund, 70.42% of Westcore Blue Chip Fund, 59.24% of Westcore Small-Cap Opportunity Fund, 39.34% of Westcore Growth and Income Fund, 72.88% of Westcore Intermediate-Term Bond Fund, 60.39% of Westcore Long-Term Bond Fund and 41.78% of Westcore Colorado Tax-Exempt Fund.

5. SHAREHOLDER TAX INFORMATION (Unaudited)
    Certain tax information regarding the Westcore Trust is required to be provided to shareholders based upon each Fund's income and distribution for the taxable year ended May 29, 1998. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 1997.

    During the fiscal year ended May 29, 1998, 99.90% of the dividends paid by the Westcore Colorado Tax-Exempt Fund from net investment income should be treated as tax-exempt dividends and 100% of the dividends paid by the Westcore Blue Chip, Westcore Small-Cap Opportunity and Westcore Growth and Income Funds from net investment income qualify for the corporate dividends received deduction, respectively.

    NOTES TO FINANCIAL       WESTCORE FUNDS ANNUAL
    STATEMENTS                       REPORT                      MAY 29, 1998

5. SHAREHOLDER TAX INFORMATION (Unaudited) (Continued)
    During the fiscal year ended May 29, 1998, the Westcore Funds paid the following distributions:

                                         Ordinary              Capital              Total
                                     Income Dividends    Gains Distributions    Distributions
                                     -----------------   --------------------   --------------
Westcore MIDCO Growth Fund                 $0.00                 $3.24               $3.24

Westcore Blue Chip Fund                     0.14                  3.99                4.13

Westcore Small-Cap Opportunity Fund         0.03                  3.97                4.00

Westcore Growth and Income Fund             0.07                  1.77                1.84

                                     [LOGO]

Independent Auditors' Report

[DELOITTE & TOUCHE LLP LOGO]
--------------------------------------------------------------------

Suite 3600                      Telephone: (303) 292-5400
555 Seventeenth Street           Facsimile: (303) 312-4000
Denver, Colorado 80202-3942

To the Board of Trustees and Shareholders,
Westcore Trust:

      We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Westcore MIDCO Growth Fund, Westcore Blue Chip Fund, Westcore Small-Cap Opportunity Fund, Westcore Growth and Income Fund, Westcore Intermediate-Term Bond Fund, Westcore Long-Term Bond Fund and Westcore Colorado Tax-Exempt Fund as of May 29, 1998, the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Trust's Management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 29, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Westcore MIDCO Growth Fund, Westcore Blue Chip Fund, Westcore Small-Cap Opportunity Fund, Westcore Growth and Income Fund, Westcore Intermediate-Term Bond Fund, Westcore Long-Term Bond Fund and Westcore Colorado Tax-Exempt Fund of the Westcore Trust as of May 29, 1998, and the results of their operations, the changes in their net assets and financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.

  [DELOITTE & TOUCHE LLP SIGNATURE]

Deloitte & Touche LLP
Denver, Colorado
June 26, 1998

                        Westcore Officers
                        and Trustees:

                                         Jack D. Henderson, Chairman
                                         McNeil S. Fiske, Trustee
                                         James B. O'Boyle, Trustee
                                         Lyman E. Seely, Trustee
                                         Robert L. Stamp, Trustee
                                         Kenneth V. Penland, President
                                         Jasper R. Frontz, Treasurer
                                         Chad S. Christensen, Asst. Treasurer
                                         W. Bruce McConnel, III, Secretary

[LOGO]  WESTCORE FUNDS

370 17th Street
Suite 3100
Denver, CO 80202

1-800-392-CORE (2673)
www.westcore.com

Funds distributed by ALPS Mutual Funds Services, Inc., member NASD.